                                                                 EXHIBIT 10.25.3


                            As of December 20, 1996


International Sea Drilling Ltd. and Pool Company
c/o Pool Company
10375 Richmond Avenue
Houston, Texas 77042

Attention:       R. A. Johannsen, Treasurer

         Re: (a) Second Amendment to ISDL Term Loan Agreement, (b) Third Amendment to Pool Company Restated Revolving Credit Agreement, and (c) Third Amendment to Pool Company Restated Term Loan Agreement

Gentlemen:

         Reference is made to (a) the Term Loan Agreement dated as of November 30, 1995, as modified by the First Amendment dated as of July 31, 1996 (the "ISDL AGREEMENT"), among International Sea Drilling Ltd. ("ISDL"), NationsBank of Texas, N.A., National Bank of Canada and National Bank of Alaska (collectively, "LENDERS"), and NationsBank of Texas, N.A., as agent ("AGENT"),
(b) the Restated Credit Agreement dated as of November 30, 1995, as modified by the First Amendment and Waiver dated as of April 3, 1996, and the Second Amendment dated as of July 31, 1996 (the "REVOLVING CREDIT AGREEMENT"), among Pool Company, Lenders and Agent, and (c) the Restated Term Loan Agreement dated as of November 30, 1995, as modified by the First Amendment and Waiver dated as of April 3, 1996, and the Second Amendment dated as of July 31, 1996 (the "TERM LOAN AGREEMENT"), among Pool Company, Lenders, and Agent. Unless otherwise indicated, all capitalized terms herein are used as defined in the ISDL Agreement, the Revolving Credit Agreement and the Term Loan Agreement.

         ISDL and Pool Company have each advised Agent and Lenders that it wishes to modify certain provisions of the ISDL Agreement, the Revolving Credit Agreement and the Term Loan Agreement. Therefore, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, ISDL, Pool Company, Agent and Lenders agree as follows:

         1. Increase in Total Credit Commitment. The cover page of the Revolving Credit Agreement is hereby amended by deleting "$35,000,000" before the phrase "Revolving Line of Credit" and inserting in lieu thereof "$40,000,000", to reflect the increased credit commitment pursuant to this Amendment.

         2. Borrowing Base. SECTION 1.2(A) of the Revolving Credit Agreement is hereby amended by deleting the previous maximum amounts described therein, and inserting the amounts shown in bold and italics below so that such
SECTION 1.2(A) reads as follows:

                 a. 80% of domestic consolidated receivables of the Material Obligors for inventory sold or services rendered in the ordinary course of business, payable in cash, and outstanding less than 121 days after the first invoice date; provided that (i) the amount, if any, by which the total balance of accounts receivable (notwithstanding any Charge-Offs) of any customer owing to the Material Obligors exceeds $250,000 may only be included in the Borrowing Base if first approved by Determining Lenders in their sole discretion and in accordance with their respective customary credit policies and credit procedures, and (ii) receivables owed by any customer and not paid within 120 days after the first invoice date may not be included in the calculation of the Borrowing Base, and, if the current and delinquent receivables owed by that customer (including Charge- Offs) aggregate:

                          (1) $250,000 or more, then the portion of the receivables owed by that customer which exceeds $250,000, regardless of aging, must be excluded from the calculation of the Borrowing Base unless Determining Lenders in their sole discretion determine that customer to be a reasonably acceptable

International Sea Drilling Ltd.
  and Pool Company
As of December 20, 1996
Page 2



                 credit risk, in which event the receivables owed by that customer and outstanding less than 121 days after the first invoice date may be included in the calculation of the Borrowing Base; or

                          (2) Less than $250,000, then all receivables owed by that customer, regardless of aging, shall be excluded from the calculation of the Borrowing Base unless Borrower's chief financial officer or treasurer certifies to Lenders the customer is a reasonably acceptable credit risk, that the delinquency is not the result of a credit problem, and that the Material Obligors are continuing to maintain a credit line (and stipulating that the amount of that credit line equals or exceeds the amount of that customer's receivables eligible for inclusion in the calculation of the Borrowing Base) with that customer, in which event the portion of the receivables owed by that customer and outstanding less than 121 days after the first invoice date may be included in the calculation of the Borrowing Base up to an aggregate amount of receivables for all such customers equal to the sum of:

                                  (a)      $2,500,000 (or such other amount
                          acceptable to Borrower and Determining Lenders) for those customers for whom the delinquent (more than 120 days after first invoicing) amount of receivables (including Charge-Offs) for each such customer equals less than 10% of that customer's total accounts receivable obligations to the Material Obligors (including Charge-Offs); provided, that the maximum amount for any customer whose delinquent amount of receivables (including Charge-Offs) represents between 3% and 10% of that customer's total accounts receivable obligations to the Material Obligors (including Charge-Offs) cannot exceed $500,000; plus

                                  (b)      $250,000 for those customers for
                          whom the delinquent (more than 120 days after first invoicing) amount of receivables (including Charge-Offs) for each such customer equals 10% or more of that customer's total accounts receivable obligations to the Material Obligors (including Charge-Offs).

         3.      Collateral.

                 a. SECTION 4.2(D) of the Revolving Credit Agreement is hereby amended by inserting the phrase "(or equivalent interests)" after the words "capital stock" in the first line thereof, after the words "such shares" in the second line thereof, and after the words "such shares" in the fourth line thereof.

                 b. SECTION 4.2(F) of the Revolving Credit Agreement, regarding the thirteen platform rigs operating the Gulf of Mexico pledged by Borrower as security thereunder, is hereby deleted in its entirety, and Agent hereby agrees to execute and deliver to Borrower such documentation as may be necessary to terminate and release its liens on such rigs. The effect of this provision is that such rigs shall no longer be security under either the Revolving Credit Agreement or the Term Loan Agreement.

         4. Pool Company Debt for Asset Purchases. SECTION 7.11(H) of the Revolving Credit Agreement and SECTION 7.11(H) of the Term Loan Agreement are hereby amended in their entirety by deleting the previous maximum amount described therein and inserting the amount shown in bold and italics below so that SECTION 7.11(H) reads as follows:

                 (h) Debt relating to purchases of assets not exceeding $1,000,000 in the aggregate outstanding at any one time for all of PESCO and its consolidated Subsidiaries,

         5. Pool Company Debt for ADSB Purchase and Credit Card Payment Guarantees. SECTION 7.11 of the Revolving Credit Agreement and SECTION 7.11 of the Term Loan Agreement are hereby further amended by revising

International Sea Drilling Ltd.
  and Pool Company
As of December 20, 1996
Page 3


clause (r), deleting clause (s), deleting the word "and" before clause (t), redesignating clause (t) as clause (s), and adding a new clause (t), so that clauses (r) through (t) of such section shall now read in their entirety as follows:

         (r) ADSB letters of credit and guarantees of up to $500,000 (or its equivalent in other currencies) in the aggregate, (s) payroll transfer guarantees of up to $400,000 by ISDL to allow for Rig 489 employees to be paid by ISDL, and (t) a guaranty or guarantees by Borrower of up to an aggregate of $14,100,000 in connection with the ADSB purchase, pursuant to that certain $23,500,000 Loan Agreement, as amended, between Antah Drilling Sdn. Bhd. and The Hongkong and Shanghai Banking Corporation Limited (Offshore Banking Unit, Labuan) and that certain $4,000,000 Loan Agreement, as amended, between Antah Drilling Sdn. Bhd. and The Hongkong and Shanghai Banking Corporation Limited (Offshore Banking Unit, Labuan), and (v) obligations of and guarantees by the Borrower and/or its Subsidiaries under credit card purchasing arrangements with respect to possible refunds of monies received by the Borrower and/or its Subsidiaries.

         6.      Loans, Advances and Investments to Consolidated Subsidiaries.
SECTION 7.16(A) of the Revolving Credit Agreement and SECTION 7.16(A) of the Term Loan Agreement are hereby amended by deleting the previous maximum amount described therein, and inserting the amount shown in bold and italics below so that such SECTION 7.16(A) reads as follows:

         (a) advances to or investments in any of PESCO's consolidated Subsidiaries, provided that such advances and investments made after July 1, 1993, by the Material Obligors to or in Companies that are not Material Obligors may not in the aggregate for all such Companies at any time outstanding exceed $7,500,000;

         7. Loans, Advances, and Investments to Unconsolidated Subsidiaries and Joint Ventures. SECTION 7.16(B) of the Revolving Credit Agreement and SECTION 7.16(B) of the Term Loan Agreement are hereby amended by deleting the previous maximum amount described therein, and inserting the amount shown in bold and italics below so that such SECTION 7.16(B) reads as follows:

         (b) advances or investments by Material Obligors to or in PESCO's unconsolidated Subsidiaries and its or their Joint Ventures which are not Companies which do not in the aggregate at any time outstanding exceed $7,500,000, provided that such advances and investments shall for purposes of this clause be deemed to be capital expenditures and may not in the aggregate for all such entities exceed 40% of the amount of capital expenditures permitted under SECTION 7.13;

         8. Issuing Lender. SECTION 10.3 of the Revolving Credit Agreement is hereby amended by revising the definition of "Issuing Lender" to read in its entirety as follows:

                 ISSUING LENDER means, for any LC, NationsBank of Texas, N.A., or any other Lender selected by Borrower and approved in writing by Agent (which approval may not be unreasonably withheld).

         9. Termination Date. SECTION 10.3 of the Revolving Credit Agreement is hereby further amended by revising the definition of "Termination Date" to read in its entirety as follows:

                 TERMINATION DATE means 12:00 Noon on the earlier of either (a) April 1, 1999, or (b) the date Lenders' Commitments are terminated in accordance with this Agreement.

         10. Material Obligors and Obligors. SECTION 10.3 of the Revolving Credit Agreement and SECTION 10.3 of the Term Loan Agreement are hereby further amended by revising the definitions of "Material Obligors" and "Obligors" to read in their entirety as follows:

International Sea Drilling Ltd.
  and Pool Company
As of December 20, 1996
Page 4


                 MATERIAL OBLIGORS means PESCO, PESCO Subsidiary, Borrower, Pool Alaska, PTX, Inc., Pool Houston #1, Inc., Pool Houston Ltd., Pool Texas Ltd., PCNV, Inc., Associated Petroleum Services, Inc., Pool Production Services, Inc., PCESI and Big 10.

                 OBLIGORS means PESCO, PESCO Subsidiary, Borrower and Borrower's present and future consolidated Subsidiaries which are incorporated within the United States (including, without limitation, Pool Texas Ltd. and Pool Houston Ltd.)

         11. Other Definitions. For purposes of this Amendment, Pool Company Houston Ltd. is referred to as "POOL HOUSTON LTD." and Pool Company Texas Ltd. is referred to as "POOL TEXAS LTD." SECTION 10.3 of the Revolving Credit Agreement and SECTION 10.3 of the Term Loan Agreement are hereby amended by adding the following definitions:

                 POOL HOUSTON LTD. means Pool Company Houston Ltd., a Texas limited partnership, of which Borrower is the 1% general partner and PCNV, Inc., a Nevada corporation and a wholly-owned subsidiary of Borrower, is the 99% limited partner.

                 POOL TEXAS LTD. means Pool Company Texas Ltd., a Texas limited partnership, of which Borrower is the 1% general partner and PCNV, Inc., a Nevada corporation and a wholly-owned subsidiary of Borrower, is the 99% limited partner.

         12. PTX, Inc. The name of Pool Company (Texas) Inc. has been changed to PTX, Inc. Accordingly, all references in any of the Loan Papers described in the Revolving Credit Agreement and the Term Loan Agreement to "Pool Company (Texas) Inc." and the defined term "Pool Texas" are hereby amended to refer to "PTX, Inc."

         13. Schedules. SCHEDULES 1(A), 5.1 and 5.2 of the Revolving Credit Agreement and SCHEDULES 1, 5.1 and 5.2 of the Term Loan Agreement are hereby amended in their entirety, and replaced by the new SCHEDULES 1 5.1 and 5.2, in the form attached hereto. All references to "Schedule 1(a)" or "Schedule 1(b)" in the Revolving Credit Agreement are hereby amended to refer to "Schedule 1."

         14. Additional Lenders and Assignments. On the effective date of this Amendment, the Revolving Credit Agreement, the Term Loan Agreement and the ISDL Agreement (for purposes of this paragraph, collectively, the AGREEMENTS"), are each hereby amended to add Bank One, Texas, N.A., and The Hongkong and Shanghai Banking Corporation Ltd. (collectively, the "NEW LENDERS") as Lenders thereunder, whose addresses for purposes of SECTION 12.3 of each Agreement shall be as set forth on the SCHEDULE 1 attached to this Amendment. Accordingly, NationsBank of Texas, N.A., National Bank of Canada, and National Bank of Alaska (collectively, the "EXISTING LENDERS") hereby sell, assign, transfer and convey, and the New Lenders hereby purchase and accept so much of the indebtedness and all of the rights, titles, benefits, interests, privileges, claims, liens, security interests, and obligations existing and to exist under the Agreements such that each Lender's Commitment Percentage of the outstanding Commitments under the Agreements, as amended by this Amendment shall be as set forth on SCHEDULE 1 to the Revolving Credit Agreement (attached hereto), with respect to the Revolving Credit Agreement, and EXHIBIT A to this Amendment, with respect to the Term Loan Agreement and the ISDL Agreement. The foregoing assignment, transfer and conveyance is made pursuant to SECTION 12.14 of each of the Agreements, and the terms and conditions of the assignment agreement attached as Exhibit E to the Revolving Credit Agreement, Exhibit D to the Term Loan Agreement and Exhibit D to the ISDL Agreement are hereby incorporated by reference and made a part of this assignment by the Existing Lenders, as Assignors, to the New Lenders, as Assignees. The requirements of
SECTION 12.14 of each of the Agreements that an assignment agreement be delivered to Agent and that a fee be paid to Agent in connection with the assignment are hereby waived, and the transfers and assignments shall be deemed to be consummated upon the effective date of this Amendment.

International Sea Drilling Ltd.
  and Pool Company
As of December 20, 1996
Page 5


         15. Conditions. This instrument shall not be effective until it has been duly executed and delivered by all parties named below, and Agent has received from Borrower any documentation that Agent may reasonably request related hereto, including, without limitation, the following:

                 (a) A Guaranty from PCNV, Inc., Pool Texas Ltd. and Pool Houston Ltd. in accordance with SECTIONS 4.2 and 7.29(A) of the Revolving Credit Agreement and SECTION 7.28(A) of the Term Loan Agreement.

                 (b) A Security Agreement (together with corresponding Financing Statements) from PCNV, Inc., Pool Texas Ltd. and Pool Houston Ltd. in accordance with SECTIONS 4.2 and 7.29(A) of the Revolving Credit Agreement and SECTION 7.28(A) of the Term Loan Agreement.

                 (c) Stock certificates and stock powers with respect to the stock of PCNV, Inc., and replacement stock certificates and stock powers with respect to the stock of PTX, Inc. and Pool Houston #1, Inc.

                 (d) Pledge of partnership interests from Borrower and PCNV, Inc. with respect to Pool Houston Ltd. and Pool Texas Ltd.

                 (e) New Notes payable to each Lender, reflecting the assignments made pursuant to paragraph 14 above.

                 (f) With respect to PCNV, Inc., an Officer's Certificate covering incumbency, authorizing resolutions, articles of incorporation, bylaws and certificate of existence.

                 (g) With respect to Pool Texas Ltd. and Pool Houston Ltd., certified consent of partners or other evidence satisfactory to Agent that all necessary partnership action on the part of such entities has been taken, together with copies of organizational documents and certificates of existence.

                 (h) With respect to PTX, Inc. and Pool Houston #1, Inc., evidence of name changes, and UCC-3 Financing Statement amendments with respect to such name changes.

                 (i) An amendment fee, payable to Agent for the ratable account of the Lenders, is hereby waived.

         16. Dissolution of Immaterial Subsidiaries. Agent and Lenders hereby consent to the dissolution of Pool Horizontal Drilling Services Co., Pool Houston #1, Inc., and ENS Equipment Leasing B.V.

         17. Representations and Warranties. ISDL and Pool Company each represents and warrants that it possesses all requisite power and authority to execute, deliver and comply with the terms of this instrument, which has been duly authorized and approved by all necessary corporate action and for which no consent of any person is required, and agrees to furnish Agent with evidence of such authorization and approval upon request.

         18. Fees and Expenses. Pool Company agrees to pay the reasonable fees and expenses of counsel to Agent for services rendered in connection with the preparation, negotiation and execution of this instrument.

         19. Loan Paper; Effect. This instrument is a Loan Paper and, therefore, is subject to the applicable provisions of SECTION 12 of the ISDL Agreement, SECTION 12 of the Revolving Credit Agreement and SECTION 12 of the Term Loan Agreement, all of which are incorporated herein by reference the same as if set forth herein verbatim. Except as amended in this instrument, the Loan Papers are and shall be unchanged and shall remain in full force and effect. In the event of any inconsistency between the terms of the ISDL Agreement, the Revolving Credit Agreement and the Term Loan Agreement as hereby modified (the "AMENDED AGREEMENTS") and any other Loan Papers, the terms of the Amended Agreements shall

International Sea Drilling Ltd.
  and Pool Company
As of December 20, 1996
Page 6


control and such other document shall be deemed to be amended hereby to conform to the terms of the Amended Agreements. ISDL and Pool Company each hereby releases Agent and Lenders from any liability for actions or failures to act in connection with the Loan Papers prior to the date hereof.

         20. No Waiver of Defaults. This instrument does not constitute a waiver of Lenders' right to insist upon future compliance with each term, covenant, condition and provision of the Loan Papers, and the Loan Papers shall continue to be binding upon, and inure to the benefit of, ISDL, Pool Company, Guarantors, Lenders, Agent, and their respective successors and assigns.

         21. Multiple Counterparts. This instrument may be executed in more than one counterpart, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument.

         22. Final Agreement. THE LOAN PAPERS, AS AMENDED HEREBY, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

         If the foregoing terms and conditions are acceptable, please indicate your acceptance by signing in the space provided below, whereupon this letter shall become an agreement binding upon and inuring to the benefit of Agent, Lenders, ISDL and Pool Company and their respective successors and assigns.

Very truly yours,

NATIONSBANK OF TEXAS, N.A.,             NATIONAL BANK OF CANADA,
as Agent and a Lender                   as a Lender


By:  /s/ JAMES R. ALLRED                By:  /s/ DOUGLAS G. CLARK
     -----------------------------           ------------------------------
         James R. Allred                         Douglas G. Clark
         Senior Vice President                   Vice President


NATIONAL BANK OF ALASKA,                By:  /s/ JOHN T. DIXON
as a Lender                                  ------------------------------
                                        Name:    John T. Dixon
                                              -----------------------------
                                        Title:   Vice President
                                               ----------------------------

By:  /s/ PATRICIA JELLEY BENZ
     -----------------------------
         Patricia Jelley Benz
         Vice President

                                        THE HONGKONG AND SHANGHAI
BANK ONE, TEXAS, N.A.,                  BANKING CORPORATION LTD.,
as a Lender                             as a Lender


By:  /s/ KELLY L. ELMORE III            By:  /s/ CHRISTOPHER J. CASEY
     --------------------------------        ------------------------------
Name:    Kelly L. Elmore III            Name:    Christopher J. Casey
       ------------------------------          ----------------------------
Title:   Vice President                 Title:   Vice President
        -----------------------------           ---------------------------

International Sea Drilling Ltd.
  and Pool Company
As of December 20, 1996
Page 7




         Accepted and agreed to as of the day and year first set forth in the foregoing letter.

                                        INTERNATIONAL SEA DRILLING LTD.
                                        POOL COMPANY


                                        By:  /s/ J. T. JONGEBLOED
                                             ----------------------------------
                                                 J. T. Jongebloed
                                                 President of each of the above
                                                 Borrowers


                                        By:  /s/ R.A. JOHANNSEN
                                             ----------------------------------
                                                 R. A. Johannsen
                                                 Treasurer of each of the above
                                                 Borrowers

International Sea Drilling Ltd.
  and Pool Company
As of December 20, 1996
Page 8


                       GUARANTORS' CONSENT AND AGREEMENT

         As an inducement to Agent and Lenders to execute, and in consideration of Agent's and Lenders' execution of the foregoing, the undersigned hereby consent thereto and agree that the same shall in no way release, diminish, impair, reduce or otherwise adversely affect the respective obligations and liabilities of each of the undersigned under the Guaranty described in the Revolving Credit Agreement (and, in the case of Pool Energy Services Co., Pool Energy Holding, Inc., and Pool Company, the Guaranty described in the ISDL Agreement) executed by the undersigned, or any agreements, documents or instruments executed by any of the undersigned to create liens, security interests or charges to secure any of the indebtedness under the Loan Papers (as described in the Revolving Credit Agreement, the Term Loan Agreement or the ISDL Agreement), all of which obligations and liabilities are, and shall continue to be, in full force and effect. This consent and agreement shall be binding upon the undersigned, and the respective successors and assigns of each, and shall inure to the benefit of Agent and Lenders, and respective successors and assigns of each.


ASSOCIATED PETROLEUM SERVICES, INC.        POOL COMPANY HOUSTON LTD.
BIG 10 FISHING TOOL COMPANY, INC.          POOL COMPANY TEXAS LTD.
PCNV, INC.
POOL ALASKA, INC.                          By:  POOL COMPANY, General Partner of
POOL AMERICAS, INC.                             each of the above Obligors
POOL-AUSTRALIA, INC.
POOL CALIFORNIA ENERGY SERVICES, INC.
POOL COMPANY                                    By:  /s/ J. T. JONGEBLOED
POOL ENERGY HOLDING, INC.                            -------------------------
POOL ENERGY SERVICES CO.                                 J. T. Jongebloed
POOL INTERNATIONAL, INC.                                 President
POOL PRODUCTION SERVICES, INC.
PTX, INC.
THE INTERNATIONAL AIR DRILLING
   COMPANY                                      By:  /s/ R. A. JOHANNSEN
WESTEX PRODUCTION SERVICE, INC.                      --------------------------
                                                         R. A. Johannsen
                                                         Treasurer




By: /s/ J. T. JONGEBLOED
    -------------------------------------------
        J. T. Jongebloed
        President of each of the above Obligors



By: /s/ R. A. JOHANNSEN
    -------------------------------------------
        R. A. Johannsen
        Treasurer of each of the above Obligors

                                   EXHIBIT A


                                                   Pool Company Term Loan        ISDL Term Loan
 Lenders and Commitment Percentage                    Committed Amount          Committed Amount
 ---------------------------------                 ----------------------       ----------------
 NationsBank of Texas, N.A.  [30%]                       $1,575,000                $1,450,739

 National Bank of Canada  [27.5%]                        $1,443,750                $1,329,844
 National Bank of Alaska  [14.5%]                        $  761,250                $  701,191

 Bank One, Texas, N.A.  [14%]                            $  735,000                $  677,012

 The Hongkong and Shanghai Banking
 Corporation Ltd. [14%]                                  $  735,000                $  677,012


    Total Outstanding as of December 20, 1996:           $5,250,000                $4,835,798

                             REVOLVING CREDIT NOTE

$12,000,000                      Houston, Texas                December 20, 1996


         FOR VALUE RECEIVED, POOL COMPANY, a Texas corporation ("MAKER"), hereby promises to pay to the order of NATIONSBANK OF TEXAS, N.A., a national banking association ("PAYEE"), the principal amount of $12,000,000 or so much thereof as may be disbursed and outstanding hereunder, together with interest, as hereinafter described.

         This promissory note has been executed and delivered under, and is subject to the terms of, the $40,000,000 Restated Revolving Credit Agreement (as amended, the "CREDIT AGREEMENT") dated as of November 30, 1995, among Maker, NationsBank of Texas, N.A., as Agent, and Payee and the other Lenders referred to therein, and is a "Note" referred to therein. Unless defined herein or the context otherwise requires, capitalized terms used herein have the meaning given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this promissory note regarding the place of payment, applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Maker and others now or hereafter obligated for payment of any sums due hereunder, and security for the payment hereof.

         This promissory note and the similar promissory notes of Maker dated of even date herewith have been issued under the Credit Agreement in replacement for, but not as a novation of, those certain promissory notes of Maker dated December 29, 1995, which were issued under the Credit Agreement.

         This promissory note is being executed and delivered, and is intended to be performed, in the State of Texas, and the Laws of such State and of the United States of America shall govern the rights and duties of the parties and the validity, construction, enforcement, and interpretation hereof.

         THIS PROMISSORY NOTE, TOGETHER WITH THE OTHER LOAN PAPERS, REPRESENT THE FINAL AGREEMENTS BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY (I) EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES, OR (II) ANY COMMITMENT LETTER AMONG THE PARTIES (ALL THE TERMS AND CONDITIONS OF WHICH ARE SUPERSEDED BY LOAN PAPERS). THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                        POOL COMPANY


                                        By:/s/J. T. JONGEBLOED
                                           ---------------------------
                                              J. T. Jongebloed
                                              President


                                        By:/s/R. A. JOHANNSEN
                                           ---------------------------
                                              R.A. Johannsen
                                              Treasurer

                             REVOLVING CREDIT NOTE

$11,000,000                      Houston, Texas                December 20, 1996


         FOR VALUE RECEIVED, POOL COMPANY, a Texas corporation ("MAKER"), hereby promises to pay to the order of NATIONAL BANK OF CANADA ("PAYEE"), the principal amount of $11,000,000 or so much thereof as may be disbursed and outstanding hereunder, together with interest, as hereinafter described.

         This promissory note has been executed and delivered under, and is subject to the terms of, the $40,000,000 Restated Revolving Credit Agreement (as amended, the "CREDIT AGREEMENT") dated as of November 30, 1995, among Maker, NationsBank of Texas, N.A., as Agent, and Payee and the other Lenders referred to therein, and is a "Note" referred to therein. Unless defined herein or the context otherwise requires, capitalized terms used herein have the meaning given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this promissory note regarding the place of payment, applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Maker and others now or hereafter obligated for payment of any sums due hereunder, and security for the payment hereof.

         This promissory note and the similar promissory notes of Maker dated of even date herewith have been issued under the Credit Agreement in replacement for, but not as a novation of, those certain promissory notes of Maker dated December 29, 1995, which were issued under the Credit Agreement.

         This promissory note is being executed and delivered, and is intended to be performed, in the State of Texas, and the Laws of such State and of the United States of America shall govern the rights and duties of the parties and the validity, construction, enforcement, and interpretation hereof.

         THIS PROMISSORY NOTE, TOGETHER WITH THE OTHER LOAN PAPERS, REPRESENT THE FINAL AGREEMENTS BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY (I) EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES, OR (II) ANY COMMITMENT LETTER AMONG THE PARTIES (ALL THE TERMS AND CONDITIONS OF WHICH ARE SUPERSEDED BY LOAN PAPERS). THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                        POOL COMPANY

                                        By:/s/J. T. JONGEBLOED
                                           ---------------------------
                                              J. T. Jongebloed
                                              President


                                        By:/s/R. A. JOHANNSEN
                                           ---------------------------
                                              R.A. Johannsen
                                              Treasurer

                             REVOLVING CREDIT NOTE

$5,800,000                      Houston, Texas                 December 20, 1996


         FOR VALUE RECEIVED, POOL COMPANY, a Texas corporation ("MAKER"), hereby promises to pay to the order of NATIONAL BANK OF ALASKA ("PAYEE"), the principal amount of $5,800,000 or so much thereof as may be disbursed and outstanding hereunder, together with interest, as hereinafter described.

         This promissory note has been executed and delivered under, and is subject to the terms of, the $40,000,000 Restated Revolving Credit Agreement (as amended, the "CREDIT AGREEMENT") dated as of November 30, 1995, among Maker, NationsBank of Texas, N.A., as Agent, and Payee and the other Lenders referred to therein, and is a "Note" referred to therein. Unless defined herein or the context otherwise requires, capitalized terms used herein have the meaning given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this promissory note regarding the place of payment, applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Maker and others now or hereafter obligated for payment of any sums due hereunder, and security for the payment hereof.

         This promissory note and the similar promissory notes of Maker dated of even date herewith have been issued under the Credit Agreement in replacement for, but not as a novation of, those certain promissory notes of Maker dated December 29, 1995, which were issued under the Credit Agreement.

         This promissory note is being executed and delivered, and is intended to be performed, in the State of Texas, and the Laws of such State and of the United States of America shall govern the rights and duties of the parties and the validity, construction, enforcement, and interpretation hereof.

         THIS PROMISSORY NOTE, TOGETHER WITH THE OTHER LOAN PAPERS, REPRESENT THE FINAL AGREEMENTS BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY (I) EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES, OR (II) ANY COMMITMENT LETTER AMONG THE PARTIES (ALL THE TERMS AND CONDITIONS OF WHICH ARE SUPERSEDED BY LOAN PAPERS). THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                        POOL COMPANY


                                        By:/s/J. T. JONGEBLOED
                                           ---------------------------
                                              J. T. Jongebloed
                                              President


                                        By:/s/R. A. JOHANNSEN
                                           ---------------------------
                                              R.A. Johannsen
                                              Treasurer

                             REVOLVING CREDIT NOTE

$5,600,000                       Houston, Texas                December 20, 1996


         FOR VALUE RECEIVED, POOL COMPANY, a Texas corporation ("MAKER"), hereby promises to pay to the order of BANK ONE, TEXAS, N.A. ("PAYEE"), the principal amount of $5,600,000 or so much thereof as may be disbursed and outstanding hereunder, together with interest, as hereinafter described.

         This promissory note has been executed and delivered under, and is subject to the terms of, the $40,000,000 Restated Revolving Credit Agreement (as amended, the "CREDIT AGREEMENT") dated as of November 30, 1995, among Maker, NationsBank of Texas, N.A., as Agent, and Payee and the other Lenders referred to therein, and is a "Note" referred to therein. Unless defined herein or the context otherwise requires, capitalized terms used herein have the meaning given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this promissory note regarding the place of payment, applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Maker and others now or hereafter obligated for payment of any sums due hereunder, and security for the payment hereof.

         This promissory note and the similar promissory notes of Maker dated of even date herewith have been issued under the Credit Agreement in replacement for, but not as a novation of, those certain promissory notes of Maker dated December 29, 1995, which were issued under the Credit Agreement.

         This promissory note is being executed and delivered, and is intended to be performed, in the State of Texas, and the Laws of such State and of the United States of America shall govern the rights and duties of the parties and the validity, construction, enforcement, and interpretation hereof.

         THIS PROMISSORY NOTE, TOGETHER WITH THE OTHER LOAN PAPERS, REPRESENT THE FINAL AGREEMENTS BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY (I) EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES, OR (II) ANY COMMITMENT LETTER AMONG THE PARTIES (ALL THE TERMS AND CONDITIONS OF WHICH ARE SUPERSEDED BY LOAN PAPERS). THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                        POOL COMPANY


                                        By:/s/J. T. JONGEBLOED
                                           ---------------------------
                                              J. T. Jongebloed
                                              President


                                        By:/s/R. A. JOHANNSEN
                                           ---------------------------
                                              R.A. Johannsen
                                              Treasurer

                             REVOLVING CREDIT NOTE

$5,600,000                        Houston, Texas               December 20, 1996


         FOR VALUE RECEIVED, POOL COMPANY, a Texas corporation ("MAKER"), hereby promises to pay to the order of THE HONGKONG AND SHANGHAI BANKING CORPORATION LTD. ("PAYEE"), the principal amount of $5,600,000 or so much thereof as may be disbursed and outstanding hereunder, together with interest, as hereinafter described.

         This promissory note has been executed and delivered under, and is subject to the terms of, the $40,000,000 Restated Revolving Credit Agreement (as amended, the "CREDIT AGREEMENT") dated as of November 30, 1995, among Maker, NationsBank of Texas, N.A., as Agent, and Payee and the other Lenders referred to therein, and is a "Note" referred to therein. Unless defined herein or the context otherwise requires, capitalized terms used herein have the meaning given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this promissory note regarding the place of payment, applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Maker and others now or hereafter obligated for payment of any sums due hereunder, and security for the payment hereof.

         This promissory note and the similar promissory notes of Maker dated of even date herewith have been issued under the Credit Agreement in replacement for, but not as a novation of, those certain promissory notes of Maker dated December 29, 1995, which were issued under the Credit Agreement.

         This promissory note is being executed and delivered, and is intended to be performed, in the State of Texas, and the Laws of such State and of the United States of America shall govern the rights and duties of the parties and the validity, construction, enforcement, and interpretation hereof.

         THIS PROMISSORY NOTE, TOGETHER WITH THE OTHER LOAN PAPERS, REPRESENT THE FINAL AGREEMENTS BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY (I) EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES, OR (II) ANY COMMITMENT LETTER AMONG THE PARTIES (ALL THE TERMS AND CONDITIONS OF WHICH ARE SUPERSEDED BY LOAN PAPERS). THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                        POOL COMPANY


                                        By:/s/J. T. JONGEBLOED
                                           ---------------------------
                                              J. T. Jongebloed
                                              President


                                        By:/s/R. A. JOHANNSEN
                                           ---------------------------
                                              R.A. Johannsen
                                              Treasurer

                                PROMISSORY NOTE

$1,575,000                      Houston, Texas                 December 20, 1996


         FOR VALUE RECEIVED, POOL COMPANY, a Texas corporation ("MAKER"), hereby promises to pay to the order of NATIONSBANK OF TEXAS, N.A., a national banking association ("PAYEE"), the principal amount of $1,575,000 together with interest, as hereinafter described.

         This promissory note has been executed and delivered under, and is subject to the terms of, the $10,000,000 Restated Term Loan Agreement (as amended, the "LOAN AGREEMENT") dated as of November 30, 1995, among Maker, NationsBank of Texas, N.A., as Agent, and Payee and the other Lenders referred to therein, and is a "Note" referred to therein. Unless defined herein or the context otherwise requires, capitalized terms used herein have the meaning given to such terms in the Loan Agreement. Reference is made to the Loan Agreement for provisions affecting this promissory note regarding the place of payment, applicable interest rates, principal and interest payment dates, final maturity, voluntary prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Maker and others now or hereafter obligated for payment of any sums due hereunder, and security for the payment hereof.

         This promissory note and the similar promissory notes of Maker dated of even date herewith have been issued under the Loan Agreement in replacement for, but not as a novation of, those certain promissory notes of Maker dated December 29, 1995 which were issued under the Loan Agreement.

         This promissory note is being executed and delivered, and is intended to be performed, in the State of Texas, and the Laws of such State and of the United States of America shall govern the rights and duties of the parties and the validity, construction, enforcement, and interpretation hereof.

         THIS PROMISSORY NOTE, TOGETHER WITH THE OTHER LOAN PAPERS, REPRESENT THE FINAL AGREEMENTS BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY (I) EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES, OR (II) ANY COMMITMENT LETTER AMONG THE PARTIES (ALL THE TERMS AND CONDITIONS OF WHICH ARE SUPERSEDED BY LOAN PAPERS). THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                        POOL COMPANY


                                        By: /s/ J. T. JONGEBLOED
                                            ------------------------------------
                                                J. T. Jongebloed
                                                President


                                        By: /s/ R. A. JOHANNSEN
                                            ------------------------------------
                                                R.A. Johannsen
                                                Treasurer

                                PROMISSORY NOTE
$1,443,750                      Houston, Texas                 December 20, 1996


         FOR VALUE RECEIVED, POOL COMPANY, a Texas corporation ("MAKER"), hereby promises to pay to the order of NATIONAL BANK OF CANADA ("PAYEE"), the principal amount of $1,443,750 together with interest, as hereinafter described.

         This promissory note has been executed and delivered under, and is subject to the terms of, the $10,000,000 Restated Term Loan Agreement (as amended, the "LOAN AGREEMENT") dated as of November 30, 1995, among Maker, NationsBank of Texas, N.A., as Agent, and Payee and the other Lenders referred to therein, and is a "Note" referred to therein. Unless defined herein or the context otherwise requires, capitalized terms used herein have the meaning given to such terms in the Loan Agreement. Reference is made to the Loan Agreement for provisions affecting this promissory note regarding the place of payment, applicable interest rates, principal and interest payment dates, final maturity, voluntary prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Maker and others now or hereafter obligated for payment of any sums due hereunder, and security for the payment hereof.

         This promissory note and the similar promissory notes of Maker dated of even date herewith have been issued under the Loan Agreement in replacement for, but not as a novation of, those certain promissory notes of Maker dated December 29, 1995 which were issued under the Loan Agreement.

         This promissory note is being executed and delivered, and is intended to be performed, in the State of Texas, and the Laws of such State and of the United States of America shall govern the rights and duties of the parties and the validity, construction, enforcement, and interpretation hereof.

         THIS PROMISSORY NOTE, TOGETHER WITH THE OTHER LOAN PAPERS, REPRESENT THE FINAL AGREEMENTS BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY (I) EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES, OR (II) ANY COMMITMENT LETTER AMONG THE PARTIES (ALL THE TERMS AND CONDITIONS OF WHICH ARE SUPERSEDED BY LOAN PAPERS). THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                        POOL COMPANY


                                        By: /s/ J. T. JONGEBLOED
                                            ------------------------------------
                                                J. T. Jongebloed
                                                President


                                        By: /s/ R. A. JOHANNSEN
                                            ------------------------------------
                                                R.A. Johannsen
                                                Treasurer

                                PROMISSORY NOTE

$761,250                        Houston, Texas                 December 20, 1996


         FOR VALUE RECEIVED, POOL COMPANY, a Texas corporation ("MAKER"), hereby promises to pay to the order of NATIONAL BANK OF ALASKA ("PAYEE"), the principal amount of $761,250 together with interest, as hereinafter described.

         This promissory note has been executed and delivered under, and is subject to the terms of, the $10,000,000 Restated Term Loan Agreement (as amended, the "LOAN AGREEMENT") dated as of November 30, 1995, among Maker, NationsBank of Texas, N.A., as Agent, and Payee and the other Lenders referred to therein, and is a "Note" referred to therein. Unless defined herein or the context otherwise requires, capitalized terms used herein have the meaning given to such terms in the Loan Agreement. Reference is made to the Loan Agreement for provisions affecting this promissory note regarding the place of payment, applicable interest rates, principal and interest payment dates, final maturity, voluntary prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Maker and others now or hereafter obligated for payment of any sums due hereunder, and security for the payment hereof.

         This promissory note and the similar promissory notes of Maker dated of even date herewith have been issued under the Loan Agreement in replacement for, but not as a novation of, those certain promissory notes of Maker dated December 29, 1995 which were issued under the Loan Agreement.

         This promissory note is being executed and delivered, and is intended to be performed, in the State of Texas, and the Laws of such State and of the United States of America shall govern the rights and duties of the parties and the validity, construction, enforcement, and interpretation hereof.

         THIS PROMISSORY NOTE, TOGETHER WITH THE OTHER LOAN PAPERS, REPRESENT THE FINAL AGREEMENTS BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY (I) EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES, OR (II) ANY COMMITMENT LETTER AMONG THE PARTIES (ALL THE TERMS AND CONDITIONS OF WHICH ARE SUPERSEDED BY LOAN PAPERS). THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                        POOL COMPANY


                                        By: /s/ J. T. JONGEBLOED
                                            ------------------------------------
                                                J. T. Jongebloed
                                                President


                                        By: /s/ R. A. JOHANNSEN
                                            ------------------------------------
                                                R.A. Johannsen
                                                Treasurer

                                PROMISSORY NOTE

$735,000                        Houston, Texas                 December 20, 1996


         FOR VALUE RECEIVED, POOL COMPANY, a Texas corporation ("MAKER"), hereby promises to pay to the order of BANK ONE, TEXAS, N.A. ("PAYEE"), the principal amount of $735,000 together with interest, as hereinafter described.

         This promissory note has been executed and delivered under, and is subject to the terms of, the $10,000,000 Restated Term Loan Agreement (as amended, the "LOAN AGREEMENT") dated as of November 30, 1995, among Maker, NationsBank of Texas, N.A., as Agent, and Payee and the other Lenders referred to therein, and is a "Note" referred to therein. Unless defined herein or the context otherwise requires, capitalized terms used herein have the meaning given to such terms in the Loan Agreement. Reference is made to the Loan Agreement for provisions affecting this promissory note regarding the place of payment, applicable interest rates, principal and interest payment dates, final maturity, voluntary prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Maker and others now or hereafter obligated for payment of any sums due hereunder, and security for the payment hereof.

         This promissory note and the similar promissory notes of Maker dated of even date herewith have been issued under the Loan Agreement in replacement for, but not as a novation of, those certain promissory notes of Maker dated December 29, 1995 which were issued under the Loan Agreement.

         This promissory note is being executed and delivered, and is intended to be performed, in the State of Texas, and the Laws of such State and of the United States of America shall govern the rights and duties of the parties and the validity, construction, enforcement, and interpretation hereof.

         THIS PROMISSORY NOTE, TOGETHER WITH THE OTHER LOAN PAPERS, REPRESENT THE FINAL AGREEMENTS BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY (I) EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES, OR (II) ANY COMMITMENT LETTER AMONG THE PARTIES (ALL THE TERMS AND CONDITIONS OF WHICH ARE SUPERSEDED BY LOAN PAPERS). THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                        POOL COMPANY

                                        By: /s/ J. T. JONGEBLOED
                                            ------------------------------------
                                                J. T. Jongebloed
                                                President


                                        By: /s/ R. A. JOHANNSEN
                                            ------------------------------------
                                                R.A. Johannsen
                                                Treasurer

                                PROMISSORY NOTE

$735,000                        Houston, Texas                 December 20, 1996


         FOR VALUE RECEIVED, POOL COMPANY, a Texas corporation ("MAKER"), hereby promises to pay to the order of THE HONGKONG AND SHANGHAI BANKING CORPORATION LTD. ("PAYEE"), the principal amount of $735,000 together with interest, as hereinafter described.

         This promissory note has been executed and delivered under, and is subject to the terms of, the $10,000,000 Restated Term Loan Agreement (as amended, the "LOAN AGREEMENT") dated as of November 30, 1995, among Maker, NationsBank of Texas, N.A., as Agent, and Payee and the other Lenders referred to therein, and is a "Note" referred to therein. Unless defined herein or the context otherwise requires, capitalized terms used herein have the meaning given to such terms in the Loan Agreement. Reference is made to the Loan Agreement for provisions affecting this promissory note regarding the place of payment, applicable interest rates, principal and interest payment dates, final maturity, voluntary prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Maker and others now or hereafter obligated for payment of any sums due hereunder, and security for the payment hereof.

         This promissory note and the similar promissory notes of Maker dated of even date herewith have been issued under the Loan Agreement in replacement for, but not as a novation of, those certain promissory notes of Maker dated December 29, 1995 which were issued under the Loan Agreement.

         This promissory note is being executed and delivered, and is intended to be performed, in the State of Texas, and the Laws of such State and of the United States of America shall govern the rights and duties of the parties and the validity, construction, enforcement, and interpretation hereof.

         THIS PROMISSORY NOTE, TOGETHER WITH THE OTHER LOAN PAPERS, REPRESENT THE FINAL AGREEMENTS BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY (I) EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES, OR (II) ANY COMMITMENT LETTER AMONG THE PARTIES (ALL THE TERMS AND CONDITIONS OF WHICH ARE SUPERSEDED BY LOAN PAPERS). THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                        POOL COMPANY

                                        By: /s/ J. T. JONGEBLOED
                                            ------------------------------------
                                                J. T. Jongebloed
                                                President


                                        By: /s/ R. A. JOHANNSEN
                                            ------------------------------------
                                                R.A. Johannsen
                                                Treasurer

                                PROMISSORY NOTE

$1,450,739                      Houston, Texas                 December 20, 1996


         FOR VALUE RECEIVED, INTERNATIONAL SEA DRILLING LTD., a Cayman Islands corporation ("MAKER"), hereby promises to pay to the order of NATIONSBANK OF TEXAS, N.A., a national banking association ("PAYEE") the principal amount of $1,450,739 together with interest, as hereinafter described.

         This note has been executed and delivered under, and is subject to the terms of, the $6,500,000 Term Loan Agreement (as amended, the "LOAN AGREEMENT") dated as of November 30, 1995, among Maker, NationsBank of Texas, N.A., as Agent, and Payee and the other Lenders referred to therein, and is a "Note" referred to therein. Unless defined herein or the context otherwise requires, capitalized terms used herein have the meaning given to such terms in the Loan Agreement. Reference is made to the Loan Agreement for provisions affecting this note regarding the place of payment, applicable interest rates, principal and interest payment dates, final maturity, voluntary prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Maker and others now or hereafter obligated for payment of any sums due hereunder, and security for the payment hereof.

         This promissory note and the similar promissory notes of Maker dated of even date herewith have been issued under the Loan Agreement in replacement for, but not as a novation of, those certain promissory notes of Maker dated December 29, 1995, which were issued under the Loan Agreement.

         This promissory note is being executed and delivered, and is intended to be performed, in the State of Texas, and the Laws of such State and of the United States of America shall govern the rights and duties of the parties and the validity, construction, enforcement, and interpretation hereof.

         THIS PROMISSORY NOTE, TOGETHER WITH THE OTHER LOAN PAPERS, REPRESENT THE FINAL AGREEMENTS BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY (I) EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES, OR (II) ANY COMMITMENT LETTER AMONG THE PARTIES (ALL THE TERMS AND CONDITIONS OF WHICH ARE SUPERSEDED BY LOAN PAPERS). THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                        INTERNATIONAL SEA DRILLING LTD.



                                        By: /s/ J. T. JONGEBLOED
                                            -----------------------------------
                                                J. T. Jongebloed
                                                President



                                        By: /s/ R. A. JOHANNSEN
                                            -----------------------------------
                                                R. A. Johannsen
                                                Treasurer

                                PROMISSORY NOTE

$1,329,844                      Houston, Texas                 December 20, 1996


         FOR VALUE RECEIVED, INTERNATIONAL SEA DRILLING LTD., a Cayman Islands corporation ("MAKER"), hereby promises to pay to the order of NATIONAL BANK OF CANADA ("PAYEE") the principal amount of $1,329,844 together with interest, as hereinafter described.

         This note has been executed and delivered under, and is subject to the terms of, the $6,500,000 Term Loan Agreement (as amended, the "LOAN AGREEMENT") dated as of November 30, 1995, among Maker, NationsBank of Texas, N.A., as Agent, and Payee and the other Lenders referred to therein, and is a "Note" referred to therein. Unless defined herein or the context otherwise requires, capitalized terms used herein have the meaning given to such terms in the Loan Agreement. Reference is made to the Loan Agreement for provisions affecting this note regarding the place of payment, applicable interest rates, principal and interest payment dates, final maturity, voluntary prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Maker and others now or hereafter obligated for payment of any sums due hereunder, and security for the payment hereof.

         This promissory note and the similar promissory notes of Maker dated of even date herewith have been issued under the Loan Agreement in replacement for, but not as a novation of, those certain promissory notes of Maker dated December 29, 1995, which were issued under the Loan Agreement.

         This promissory note is being executed and delivered, and is intended to be performed, in the State of Texas, and the Laws of such State and of the United States of America shall govern the rights and duties of the parties and the validity, construction, enforcement, and interpretation hereof.

         THIS PROMISSORY NOTE, TOGETHER WITH THE OTHER LOAN PAPERS, REPRESENT THE FINAL AGREEMENTS BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY (I) EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES, OR (II) ANY COMMITMENT LETTER AMONG THE PARTIES (ALL THE TERMS AND CONDITIONS OF WHICH ARE SUPERSEDED BY LOAN PAPERS). THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                        INTERNATIONAL SEA DRILLING LTD.


                                        By: /s/ J. T. JONGEBLOED
                                            -----------------------------------
                                                J. T. Jongebloed
                                                President



                                        By: /s/ R. A. JOHANNSEN
                                            -----------------------------------
                                                R. A. Johannsen
                                                Treasurer

                                PROMISSORY NOTE

$701,191                        Houston, Texas                 December 20, 1996


         FOR VALUE RECEIVED, INTERNATIONAL SEA DRILLING LTD., a Cayman Islands corporation ("MAKER"), hereby promises to pay to the order of NATIONAL BANK OF ALASKA ("PAYEE") the principal amount of $701,191 together with interest, as hereinafter described.

         This note has been executed and delivered under, and is subject to the terms of, the $6,500,000 Term Loan Agreement (as amended, the "LOAN AGREEMENT") dated as of November 30, 1995, among Maker, NationsBank of Texas, N.A., as Agent, and Payee and the other Lenders referred to therein, and is a "Note" referred to therein. Unless defined herein or the context otherwise requires, capitalized terms used herein have the meaning given to such terms in the Loan Agreement. Reference is made to the Loan Agreement for provisions affecting this note regarding the place of payment, applicable interest rates, principal and interest payment dates, final maturity, voluntary prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Maker and others now or hereafter obligated for payment of any sums due hereunder, and security for the payment hereof.

         This promissory note and the similar promissory notes of Maker dated of even date herewith have been issued under the Loan Agreement in replacement for, but not as a novation of, those certain promissory notes of Maker dated December 29, 1995, which were issued under the Loan Agreement.

         This promissory note is being executed and delivered, and is intended to be performed, in the State of Texas, and the Laws of such State and of the United States of America shall govern the rights and duties of the parties and the validity, construction, enforcement, and interpretation hereof.

         THIS PROMISSORY NOTE, TOGETHER WITH THE OTHER LOAN PAPERS, REPRESENT THE FINAL AGREEMENTS BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY (I) EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES, OR (II) ANY COMMITMENT LETTER AMONG THE PARTIES (ALL THE TERMS AND CONDITIONS OF WHICH ARE SUPERSEDED BY LOAN PAPERS). THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                        INTERNATIONAL SEA DRILLING LTD.



                                        By: /s/ J. T. JONGEBLOED
                                            -----------------------------------
                                                J. T. Jongebloed
                                                President



                                        By: /s/ R. A. JOHANNSEN
                                            -----------------------------------
                                                R. A. Johannsen
                                                Treasurer

                                PROMISSORY NOTE

$677,012                        Houston, Texas                 December 20, 1996


         FOR VALUE RECEIVED, INTERNATIONAL SEA DRILLING LTD., a Cayman Islands corporation ("MAKER"), hereby promises to pay to the order of BANK ONE, TEXAS, N.A. ("PAYEE") the principal amount of $677,012 together with interest, as hereinafter described.

         This note has been executed and delivered under, and is subject to the terms of, the $6,500,000 Term Loan Agreement (as amended, the "LOAN AGREEMENT") dated as of November 30, 1995, among Maker, NationsBank of Texas, N.A., as Agent, and Payee and the other Lenders referred to therein, and is a "Note" referred to therein. Unless defined herein or the context otherwise requires, capitalized terms used herein have the meaning given to such terms in the Loan Agreement. Reference is made to the Loan Agreement for provisions affecting this note regarding the place of payment, applicable interest rates, principal and interest payment dates, final maturity, voluntary prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Maker and others now or hereafter obligated for payment of any sums due hereunder, and security for the payment hereof.

         This promissory note and the similar promissory notes of Maker dated of even date herewith have been issued under the Loan Agreement in replacement for, but not as a novation of, those certain promissory notes of Maker dated December 29, 1995, which were issued under the Loan Agreement.

         This promissory note is being executed and delivered, and is intended to be performed, in the State of Texas, and the Laws of such State and of the United States of America shall govern the rights and duties of the parties and the validity, construction, enforcement, and interpretation hereof.

         THIS PROMISSORY NOTE, TOGETHER WITH THE OTHER LOAN PAPERS, REPRESENT THE FINAL AGREEMENTS BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY (I) EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES, OR (II) ANY COMMITMENT LETTER AMONG THE PARTIES (ALL THE TERMS AND CONDITIONS OF WHICH ARE SUPERSEDED BY LOAN PAPERS). THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                        INTERNATIONAL SEA DRILLING LTD.



                                        By: /s/ J. T. JONGEBLOED
                                            -----------------------------------
                                                J. T. Jongebloed
                                                President



                                        By: /s/ R. A. JOHANNSEN
                                            -----------------------------------
                                                R. A. Johannsen
                                                Treasurer

                                PROMISSORY NOTE

$677,012                        Houston, Texas                 December 20, 1996


         FOR VALUE RECEIVED, INTERNATIONAL SEA DRILLING LTD., a Cayman Islands corporation ("MAKER"), hereby promises to pay to the order of THE HONGKONG AND SHANGHAI BANKING CORPORATION LTD. ("PAYEE") the principal amount of $677,012 together with interest, as hereinafter described.

         This note has been executed and delivered under, and is subject to the terms of, the $6,500,000 Term Loan Agreement (as amended, the "LOAN AGREEMENT") dated as of November 30, 1995, among Maker, NationsBank of Texas, N.A., as Agent, and Payee and the other Lenders referred to therein, and is a "Note" referred to therein. Unless defined herein or the context otherwise requires, capitalized terms used herein have the meaning given to such terms in the Loan Agreement. Reference is made to the Loan Agreement for provisions affecting this note regarding the place of payment, applicable interest rates, principal and interest payment dates, final maturity, voluntary prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Maker and others now or hereafter obligated for payment of any sums due hereunder, and security for the payment hereof.

         This promissory note and the similar promissory notes of Maker dated of even date herewith have been issued under the Loan Agreement in replacement for, but not as a novation of, those certain promissory notes of Maker dated December 29, 1995, which were issued under the Loan Agreement.

         This promissory note is being executed and delivered, and is intended to be performed, in the State of Texas, and the Laws of such State and of the United States of America shall govern the rights and duties of the parties and the validity, construction, enforcement, and interpretation hereof.

         THIS PROMISSORY NOTE, TOGETHER WITH THE OTHER LOAN PAPERS, REPRESENT THE FINAL AGREEMENTS BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY (I) EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES, OR (II) ANY COMMITMENT LETTER AMONG THE PARTIES (ALL THE TERMS AND CONDITIONS OF WHICH ARE SUPERSEDED BY LOAN PAPERS). THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                        INTERNATIONAL SEA DRILLING LTD.



                                        By: /s/ J. T. JONGEBLOED
                                            -----------------------------------
                                                J. T. Jongebloed
                                                President



                                        By: /s/ R. A. JOHANNSEN
                                            -----------------------------------
                                                R. A. Johannsen
                                                Treasurer

                                    GUARANTY
         THIS GUARANTY is executed as of December 20, 1996, by the undersigned (whether one or more, "GUARANTOR"), for the benefit of NATIONSBANK OF TEXAS, N.A. ("AGENT"), and the Lenders (the "LENDERS") named in the Credit Agreement and the Term Loan Agreement (as hereinafter defined).

         WHEREAS, POOL COMPANY ("BORROWER"), Agent and Lenders have executed
(a) a Restated Credit Agreement dated as of November 30, 1995 (as amended, supplemented, or restated, the "REVOLVING CREDIT AGREEMENT"), together with certain other Loan Papers, and (b) a Term Loan Agreement dated as of November 30, 1995 (as amended, supplemented, or restated, the "TERM LOAN AGREEMENT"), together with certain other Loan Papers; and

         WHEREAS, Guarantor is an Affiliate of Borrower incorporated or organized in the United States; and

         WHEREAS, it is expressly understood among Borrower, Guarantor, Agent and each Lender that the execution and delivery of this Guaranty is an integral part of the transactions contemplated by the Revolving Credit Agreement, the Term Loan Agreement, and the Loan Papers and a condition precedent to Agent's and Lenders' obligations under the Revolving Credit Agreement and the Term Loan Agreement;

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby guarantees to Agent and Lenders the prompt payment at maturity (by acceleration or otherwise), and at all times thereafter, of the Guaranteed Indebtedness (hereinafter defined), this Guaranty being upon the following terms and conditions:

         1. Unless otherwise defined herein, all capitalized terms have the meanings given to such terms in the Revolving Credit Agreement and the Term Loan Agreement.

         2. The term "BORROWER" shall include, without limitation, Borrower, Borrower as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party hereafter appointed for Borrower or all or substantially all of its assets pursuant to any liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, or similar Debtor Relief Law from time to time in effect affecting the rights of creditors generally.

         3. The term "GUARANTEED INDEBTEDNESS" means the Obligation as defined in the Revolving Credit Agreement and the Term Loan Agreement, together with any and all costs, attorneys' fees, and expenses reasonably incurred by Agent and Lenders by reason of Borrower's or Guarantor's default in payment of any of the foregoing indebtedness.

         4. This instrument shall be an absolute and continuing guaranty, and the circumstance that at any time or from time to time the Guaranteed Indebtedness may be paid in full shall not affect the obligation of Guarantor with respect to the Guaranteed Indebtedness of Borrower to Agent and Lenders thereafter incurred; provided that Guarantor may give written notice to Agent and Lenders that Guarantor will not be liable hereunder for any indebtedness of Borrower incurred after the giving of such notice (which notice shall not be deemed to have been given until actually received by Agent and Lenders), and in such event Guarantor shall remain liable for its obligations hereunder until the payment in full of (a) the Guaranteed Indebtedness as it exists at the date of the giving of such notice, and (b) loans made after such notice or pursuant to any obligation of Agent and Lenders under any other commitment or agreement made to or with Borrower prior to the giving of such notice.

         5. Notwithstanding any contrary provision herein, Guarantor's aggregate payments in respect of the Guaranteed Indebtedness shall never exceed the greater of (a) 90% of its net worth (the amount by which the present fair saleable value of its assets exceeds its liabilities on such date, without giving effect to this Guaranty) or (b) the aggregate value of direct and indirect benefits received under the Loan Papers.

         6. If Guarantor becomes liable for any indebtedness owing by Borrower to Agent or Lenders, by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Agent and Lenders hereunder shall be cumulative of any and all other rights that Agent and Lenders may ever have against Guarantor. The exercise by Agent and Lenders of any right or remedy hereunder or under any other agreement, document, or instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. Guarantor covenants and agrees that it will not assert any rights arising from payment or other performance hereunder until all of Guarantor's liability shall have been discharged in full and all of the Guaranteed Indebtedness existing at the time of discharge shall have been paid and performed in full.

         7. Upon the occurrence and continuance of a Default, Guarantor shall, on demand and without further notice of dishonor, without any notice having been given to Guarantor previous to such demand of the acceptance by Agent and Lenders of this Guaranty, and without any notice having been given to Guarantor previous to such demand of the creating or incurring of such indebtedness, pay the amount of the Guaranteed Indebtedness then due and payable to Agent and Lenders, and it shall not be necessary for Agent and Lenders, in order to enforce such payment by Guarantor, first or contemporaneously to institute suit or exhaust remedies against Borrower or others liable on such indebtedness, or to enforce rights against any security ever given to secure such indebtedness.

         8. All principal of and interest on all indebtedness, liabilities, and obligations of Borrower to Guarantor (the "SUBORDINATED DEBT"), whether direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, now or hereafter existing, due or to become due to Guarantor, or held or to be held by Guarantor, whether created directly or acquired by assignment or otherwise, and whether evidenced by written instrument or not, shall be expressly subordinated to the final payment in full of the Guaranteed Indebtedness. Guarantor agrees not to receive or accept any payment from Borrower with respect to the Subordinated Debt at any time a Default has occurred and is continuing; and, in the event Guarantor receives any payment on the Subordinated Debt in violation of the foregoing, Guarantor will hold any such payment in trust for Agent and Lenders and forthwith turn it over to Agent and Lenders, in the form received (with any necessary endorsements), to be applied to the Guaranteed Indebtedness.

         9. Guarantor shall not assert, enforce, or otherwise exercise (a) any right of subrogation to any of the rights or liens of Agent and Lenders or any other beneficiary against Borrower or any other obligor on the Guaranteed Indebtedness or any collateral or other security, or (b) any right of recourse, reimbursement, contribution, indemnification, or similar right against Borrower or any other obligor on all or any part of the Guaranteed Indebtedness or any guarantor thereof, and Guarantor hereby irrevocably waives any and all of the foregoing rights. Guarantor irrevocably waives the benefit of, and any right to participate in, any collateral or other security given to Agent and Lenders or any other beneficiary to secure payment of the Guaranteed Indebtedness.

         10. Guarantor hereby agrees that its obligations under the terms of this Guaranty shall not be released, diminished, impaired, reduced, or affected by the occurrence of any one or more of the following events: (a) Agent's or any Lender's taking or accepting of any other security or guaranty for any or all of the Guaranteed Indebtedness; (b) any release, surrender, exchange, subordination, or loss of any security at any time existing in connection with any or all of the Guaranteed Indebtedness; (c) any partial release of the liability of Guarantor (or if there is more than one person or entity signing this Guaranty, the release of any one or more of them) or the release of any other obligor on the Obligation; (d) the insolvency, bankruptcy, or lack of corporate or partnership power of Borrower, the undersigned, or any party at any time liable for the payment of any or all of the Guaranteed Indebtedness, whether now existing or hereafter occurring; (e) any renewal, extension, or rearrangement of the payment of any or all of the Guaranteed Indebtedness, either with or without notice to or consent of Guarantor, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Agent or Lenders to Borrower, Guarantor, or any other obligor on the Obligation; (f) any neglect, delay, omission, failure, or refusal of Agent or any Lender to take or prosecute any action for the collection of any or all of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument or agreement evidencing or securing any or all of the Guaranteed Indebtedness; (g) any failure of Agent or any Lender to notify Guarantor of any renewal, extension, or assignment of any or all of the Guaranteed Indebtedness, or the release of any security or of any other action taken or refrained from being taken by Agent or any Lender against Borrower or any new agreement between Agent or any Lender and Borrower, it being understood that Agent and Lenders shall not be required to give Guarantor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Guaranteed Indebtedness, other than any notice required to be given to Borrower or Guarantor elsewhere herein; (h) the unenforceability of any part of the Guaranteed Indebtedness against Borrower by reason of the fact that the Guaranteed Indebtedness exceeds the amount permitted by law, the act of creating the Guaranteed Indebtedness, or any part thereof, is ultra vires, or the officers creating same exceeded their authority or violated their fiduciary duties in connection therewith; or (i) any payment by Borrower to Agent or Lenders is held to constitute a preference under the bankruptcy laws or if for any other reason Agent or any Lender is required to refund such payment or make payment to someone else.

         11. Guarantor hereby waives all rights by which it might be entitled to require suit on an accrued right of action in respect of any of the Guaranteed Indebtedness or require suit against Borrower or others, whether arising pursuant to Section 34.02 of the Texas Business and Commerce Code, as amended (regarding Guarantor's right to require Agent or Lenders to sue Borrower on accrued right of action following Guarantor's written notice to Agent or Lenders), Section 17.001 of the Texas Civil Practice and Remedies Code, as amended (allowing suit against Guarantor without suit against Borrower, but precluding entry of judgment against Guarantor prior to entry of judgment against Borrower), Rule 31 of the Texas Rules of Civil Procedure, as amended (requiring Agent and Lenders to join Borrower in any suit against Guarantor unless judgment has been previously entered against Borrower), or otherwise.

         12. Guarantor acknowledges that certain representations and warranties set forth in Sections 5.1 through 5.15 of the Revolving Credit Agreement and the Term Loan Agreement are applicable to Guarantor, and Guarantor reaffirms that each such representation and warranty is true and correct, except that with respect to any Guarantor that is a limited partnership, the representations of Section 5.1(a) of the Revolving Credit Agreement and the Term Loan Agreement are applicable to the general and limited partners of such Guarantor and such Guarantor hereby affirms that such representations are true and correct, and such Guarantor further affirms that it is a limited partnership, duly formed and organized, validly existing and, where applicable, in good standing under the Laws of its jurisdiction of organization. Furthermore, Guarantor represents and warrants to Agent and Lenders that the value of the consideration received and to be received by Guarantor is reasonably worth at least as much as the liability and obligation of Guarantor hereunder, and such liability and obligation may reasonably be expected to benefit Guarantor directly or indirectly.

         13. Guarantor acknowledges that certain covenants set forth in Sections 7.1, 7.2, 7.4 through 7.29 of the Revolving Credit Agreement and the Term Loan Agreement are applicable to the Guarantor or shall be imposed upon the Guarantor, and Guarantor covenants and agrees to promptly and properly perform, observe, and comply with each such covenant.

         14. Guarantor expressly assumes all responsibilities to remain informed of the financial condition of Borrower and any circumstances affecting
(a) Borrower's ability to perform under the Revolving Credit Agreement, the Term Loan Agreement, and the other Loan Papers to which it is a party or (b) collateral securing all or any part of the Guaranteed Indebtedness.

         15. The Guaranteed Indebtedness shall not be reduced, discharged, or released because or by reason of any existing or future offset, claim, or defense (except for the defense of payment) of Borrower or any other party against Agent or any Lender or against payment of the Guaranteed Indebtedness, whether such offset, claim, or defense arises in connection with the Guaranteed Indebtedness or otherwise. Such claims and defenses include, without limitation, failure of consideration, breach of warranty, fraud, statute of frauds, bankruptcy, infancy, statute of limitations, lender liability, accord and satisfaction, and usury.

         16. This Guaranty is for the benefit of Agent and Lenders and their respective successors and assigns. Guarantor acknowledges that in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty is binding on Guarantor and its successors and assigns.

         17. This Guaranty is a Loan Paper and, therefore, this Guaranty is subject to the applicable provisions of Section 12 of the Revolving Credit Agreement and the Term Loan Agreement, all of which applicable provisions are incorporated herein by reference the same as if set forth herein verbatim.

         This Guaranty is executed as of the first date set forth herein.


The address and fax no. for
each of the undersigned is:

10375 Richmond Avenue
Houston, Texas 77042
Attn:    R.A. Johannsen,
         Treasurer
FAX No.: (713) 954-3037              PCNV, INC.


                                     By:   /s/ J. T. JONGEBLOED
                                           ------------------------------------
                                               J. T. Jongebloed,
                                               President


                                     By:   /s/ R. A. JOHANNSEN
                                           ------------------------------------
                                               R. A. Johannsen,
                                               Treasurer

                                     POOL COMPANY HOUSTON LTD.

                                     By:   POOL COMPANY, its general partner


                                           By: /s/ J. T. JONGEBLOED
                                               --------------------------------
                                                   J. T. Jongebloed,
                                                   President


                                           By: /s/ R. A. JOHANNSEN
                                               --------------------------------
                                                   R. A. Johannsen,
                                                   Treasurer


                                     POOL COMPANY TEXAS LTD.

                                     By:   POOL COMPANY, its general partner


                                           By: /s/ J. T. JONGEBLOED
                                               --------------------------------
                                                   J. T. Jongebloed,
                                                   President


                                           By: /s/ R. A. JOHANNSEN
                                               --------------------------------
                                                   R. A. Johannsen,
                                                   Treasurer

                               SECURITY AGREEMENT
         THIS SECURITY AGREEMENT is executed as of December 20, 1996, by PCNV, Inc., Pool Company Texas Ltd., and Pool Company Houston Ltd. (collectively referred to herein as "DEBTOR") for the benefit of NationsBank of Texas, N.A., as Agent ("AGENT") and the Lenders ("LENDERS") named in the Revolving Credit Agreement (as hereinafter defined) and the Term Loan Agreement (as hereinafter defined) and for the benefit of NationsBank of Texas, N.A. ("NATIONSBANK") for its own account with respect to its net exposure on foreign exchange contracts between it and any Company (as defined in such Revolving Credit Agreement). NationsBank, Agent and Lenders are each a SECURED PARTY, and are collectively referred to herein as "SECURED PARTIES".
         WHEREAS, Pool Company, a Texas Corporation ("BORROWER"), and Secured Parties have entered into (i) a Restated Credit Agreement dated as of November 30, 1995 (as renewed, extended, or amended from time to time, the "REVOLVING CREDIT AGREEMENT"), together with certain other Loan Papers, and (ii) a Term Loan Agreement dated as of November 30, 1995 (as renewed, extended, or amended from time to time, the "TERM LOAN AGREEMENT") together with certain other Loan Papers; and

         WHEREAS, Debtor is a direct or indirect consolidated Subsidiary of Borrower incorporated or organized in the United States; and

         WHEREAS, in Debtor's judgment, (a) the value of consideration received and to be received by Debtor in connection with the transaction described above is reasonably worth at least as much as the liability and obligation of Debtor hereunder, and (b) such liability and obligation may reasonably be expected to directly or indirectly benefit Debtor; and

         WHEREAS, it is expressly understood among Secured Parties and Debtor that the contemplated execution and delivery of this agreement is an integral part of the transactions contemplated by the Loan Papers and a condition precedent to Secured Parties' obligations to extend credit under the Revolving Credit Agreement;

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor hereby covenants and agrees with Secured Parties as follows:

         1. Certain Definitions. Unless otherwise defined herein, or the context hereof otherwise requires, (a) capitalized terms have the meaning ascribed to such terms in the Revolving Credit Agreement and the Term Loan Agreement, and (b) each term defined in the UCC is used in this agreement with the same meaning; provided that if any definition given a term in Chapter 9 of the UCC conflicts with the definition given that term in any other chapter of the UCC, the Chapter 9 definition shall prevail. As used herein, the following terms have the meanings indicated:

                 Collateral has the meaning set forth in Paragraph 3.

                 Default has the meaning set forth in Paragraph 6.

                 Obligation means (a) the "Obligation" as defined in the Revolving Credit Agreement, (b) the "Obligation" as defined in the Term Loan Agreement, (c) NationsBank's net exposure on all foreign exchange contracts between Debtor and NationsBank, (d) all indebtedness, liabilities, and obligations of Debtor arising under this agreement, (e) interest accruing on, and attorneys' fees, court costs, and other costs of collection reasonably incurred in the collection or enforcement of, any of the indebtedness, liabilities, or obligations described in clauses (a) through (d) above, and (f) any and all renewals and extensions of, or amendments to, any of the indebtedness, liabilities, and obligations described in clauses (a) through (e) above. The foregoing includes future advances, it being the intention and contemplation of Debtor and Secured Parties that future advances will be made to Borrower under the Revolving Credit Agreement for a variety of purposes, and that payment and repayment of all of the foregoing are intended to and shall be part of the Obligation secured hereby.

                 Obligor means any person or entity obligated with respect to any of the Collateral, whether as an account debtor, obligor on an instrument, issuer of securities, or otherwise.

                 Related Papers means (a) this agreement, (b) all present and future agreements, documents, and instruments now or hereafter evidencing any of the Obligation, or assuring or securing payment thereof, (c) all agreements, documents, and instruments now or hereafter executed in connection herewith, including, without limitation, the Loan Papers, and (d) any and all future renewals and extensions or restatements of, or amendments or supplements to, all or any part of the foregoing.

                 Security Interest means the security interest granted and the pledge and assignment made under Paragraph 2.

                 UCC means the Uniform Commercial Code as enacted in the State of Texas or other applicable jurisdiction, as amended at the time in question

         2. Security Interest. In order to secure the full and complete payment and performance of (a) the Obligation when due, and (b) NationsBank's net exposure on all foreign exchange contracts between any Company and NationsBank when due, Debtor hereby grants to Secured Parties a security interest in the Collateral and pledges and assigns the Collateral to Secured Parties, all upon and subject to the terms and conditions of this agreement. Such Security Interest is granted and such pledge and assignment are made as security only and shall not subject Secured Parties to, or transfer or in any way affect or modify, any obligation of Debtor with respect to any of the Collateral or any transaction involving or giving rise thereto. For purposes of clarification, "net exposure on all foreign exchange contracts" refers to the amount, if any, by which the purchase or sales prices stipulated in any foreign exchange contracts on which a Company is in default are (i) less, in the case of contracts to purchase currencies, or (ii) greater, in the case of contracts to sell currencies, respectively, than the market prices for such currencies (as determined on the agreed value date specified in each such contract).

         3. Collateral. As used herein, COLLATERAL includes all of the following items and types of property now owned or hereafter acquired (collectively, the "COLLATERAL"):

                 (a) All present and future accounts of Debtor, including, without limitation, all accounts receivable and all other rights of Debtor to payment for goods sold or leased or for services rendered, and all cash and noncash proceeds, increases, profits, combinations, reclassifications, substitutions, and replacements of or for all or any part of the foregoing;

                 (b) All present and future deposit accounts, restricted and unrestricted cash collateral accounts, and cash equivalent instruments (including, without limitation, certificates of deposit) of Debtor now or hereafter held by or specifically assigned or granted to Secured Parties (including, without limitation, the cash collateral account described in Section 4.3 of the Revolving Credit Agreement, together with all present and future funds on deposit therein and investments therefrom);

                 (c) All present and future Rights, titles, and interests Debtor may have or be or become entitled to under or by virtue of the Contingent Support Agreement and all cash and noncash proceeds, increases, profits, combinations, reclassifications, substitutions, and replacements of or for all or any part of the foregoing; and

                 (d) The present and future shares of the capital stock (or equivalent interests) now or hereafter issued by the following entities to Debtor, up to the percentage set forth below, and the certificates representing such shares (or equivalent interests), and all dividends, cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for any such shares (or equivalent interests), and increases, proceeds, combinations, reclassifications, substitutions, and replacements of or for all or any part of the foregoing:

                          100% All present and future consolidated Subsidiaries which are incorporated or formed within the United States of America

                           66% All present and future consolidated Subsidiaries which are not incorporated or formed within the United States of America

         4. Representations and Warranties. Debtor acknowledges that certain representations and warranties set forth in the Revolving Credit Agreement and the Term Loan Agreement are applicable to Debtor, and Debtor reaffirms that each such representation and warranty is true and correct. In addition, Debtor represents and warrants to Secured Parties that:

                 (a) With respect to any Debtor that is a limited partnership, the representations of Section 5.1(a) of the Revolving Credit Agreement and the Term Loan Agreement are applicable to the general and limited partners of such Guarantor and such representations are true and correct, and such Guarantor is a limited partnership, duly formed and organized, validly existing and, where applicable, in good standing under the Laws of its jurisdiction of organization.

                 (b) Debtor's chief executive office is where Debtor is entitled to receive notices hereunder, and the present and foreseeable location of Debtor's books and records concerning any Collateral that is accounts is as set forth on Schedule 1 attached hereto.

                 (c) All Collateral that is securities is duly authorized, validly issued, fully paid, and non-assessable, and its transfer is not subject to any restrictions other than restrictions imposed by applicable securities and corporate Laws.

                 (d) All Collateral that is accounts included in calculating the Borrowing Base is free from any claim for credit, deduction, or allowance of an Obligor (except for credits, deductions, or allowances granted in the ordinary course of business), and free from any defense, dispute, setoff, or counterclaim, and there is no extension or indulgence with respect thereto.

                 (e) The Contingent Support Agreement is in full force and effect; there have been no renewals or extensions of, or amendments, modifications, or supplements to, any thereof about which Secured Parties have not been advised in writing; and no default or potential default has occurred and is continuing thereunder.

                 (f) Debtor owns all presently existing Collateral, and will keep said Collateral and all hereafter-acquired Collateral, free and clear of all Liens except Permitted Liens.

The delivery at any time by Debtor to any Secured Party of Collateral or of additional specific descriptions of certain Collateral shall constitute a representation and warranty by Debtor to Secured Parties that the representations and warranties of this Paragraph 4 are true and correct in all material respects with respect to each item of such Collateral.

         5. Certain Covenants. Debtor acknowledges that certain covenants set forth in the Revolving Credit Agreement and the Term Loan Agreement are applicable to Debtor or shall be imposed upon Debtor, and Debtor covenants and agrees to promptly and properly perform, observe, and comply with each such covenant. In addition, Debtor further covenants and agrees with Secured Parties that Debtor will:

                 (a)      Maintain at one or more of the addresses set forth on
Schedule 1 a current record of where all Collateral is located, permit representatives of any Secured Party (at such Secured Party's expense to the extent so provided in the Revolving Credit Agreement) at any time during normal business hours to inspect and make abstracts from such records, and furnish to such Secured Party, at such intervals as such Secured Party may request, such documents, lists, descriptions, certificates, and other information as may be necessary or proper to keep such Secured Party informed with respect to the identity, location, status, condition, and value of the Collateral.

                 (b) Perform in accordance with normal business practices all of Debtor's duties under and in connection with each transaction to which any Collateral relates.

                 (c) Promptly notify Secured Parties of any claim, action, or proceeding affecting title to all or any of the Collateral or the Security Interest and, at the request of any Secured Party, appear in and defend, at Debtor's expense, any such action or proceeding.

                 (d) From time to time promptly execute and deliver to Agent all such other assignments, certificates, supplemental documents, and financing statements, and do all other acts or things as Secured Parties may reasonably request in order to more fully create, evidence, perfect, continue, and preserve the priority of the Security Interest.

                 (e) Not sell, lease, or otherwise dispose of, or permit the sale, lease, or disposition of, any Collateral except for sales, leases, and other dispositions permitted by the terms of the Revolving Credit Agreement.

                 (f) Not create, incur, or suffer or permit to be created or incurred or to exist any Lien upon or against any of the Collateral, except for Permitted Liens.

                 (g) Not use, or permit the use of, any of the Collateral for any unlawful purpose or in any manner inconsistent with the provisions or requirements of any applicable insurance policy.

                 (h) Not amend, modify, surrender, cancel, terminate, or replace, nor permit any such amendment, modification, surrender, cancellation, termination, or replacement of, (i) the Contingent Support Agreement, without each Secured Party's written consent, or (ii) other than in the ordinary course of business, any other material contract to which any of the Collateral relates.

                 (i) Not relocate Debtor's principal place of business, chief executive office, or place where Debtor's books and records related to accounts are kept, or otherwise relocate any of the other Collateral, to an address in a Louisiana parish or other state other than to those Louisiana parishes or other states in which addresses set forth on Schedule 1 are located, or change Debtor's name or address to which it is entitled to receive notices hereunder, unless prior thereto Debtor (i) gives Secured Parties 30 days prior written notice of such proposed relocation or change (such notice to include, without limitation, the name of the Louisiana parish or other state into which the Collateral is being relocated, and the new name and address of Debtor) and (ii) (unless the Collateral is being relocated to a jurisdiction in which existing financing statements or other required filings have previously been made to perfect the Security Interest in such Collateral) executes and delivers all such additional documents and performs all additional acts as Secured Parties in their sole discretion may request in order to continue or maintain the existence and priority of the Security Interest in such Collateral.

         6. Default. The term "Default," as used herein, means the occurrence of any one or more of the events described in Section 8 of the Revolving Credit Agreement or Section 8 of the Term Loan Agreement.

         7. Remedies. Upon the occurrence and continuance of a Default, Secured Parties may exercise any and all rights and remedies available to a secured party under the UCC, in addition to any and all other rights and remedies afforded by the Related Papers, at law, in equity, or otherwise, including, without limitation, the rights and remedies described in Section 9 of the Revolving Credit Agreement and the Term Loan Agreement.

                 (a) Notice. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to the Debtor and to any other Person entitled to notice under the UCC; provided that if any of the Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Parties may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. It is agreed that (i) notice sent or given not less than five Business Days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this subparagraph, and (ii) any sale of the Collateral may be conducted with reserve.

                 (b) Sales of Securities. In connection with the sale of any Collateral that is securities, Secured Parties are authorized, but not obligated, to limit prospective purchasers to the extent deemed necessary or desirable by Secured Parties to render such sale exempt from the registration requirements of the Securities Exchange Act of 1934 (as amended, the EXCHANGE
ACT) and any applicable state securities Laws, and no sale so made in good faith by Secured Parties shall be deemed not to be "commercially reasonable" because so made.

                 (c) Application of Proceeds. Secured Parties shall apply the proceeds or any sale or other disposition of the Collateral under this Paragraph 7 in the following order: First, to the payment of all its expenses incurred in retaking, holding, and preparing any of the Collateral for sale(s) or other disposition, in arranging for such sale(s) or other disposition, and in actually selling or disposing of the same (all of which are part of the Obligation); second, toward repayment of amounts expended by Secured Parties under Paragraph 8; third, subject to Section 9.1 of the Revolving Credit Agreement and the Term Loan Agreement, toward payment of the balance of the Obligation and NationsBank's net exposure then existing under all foreign exchange contracts between any Company and NationsBank in such order and manner as Secured Parties, in their discretion, may deem advisable. Any surplus remaining shall be delivered to the Debtor or Borrower or as a court of competent jurisdiction may direct. If the proceeds are insufficient to pay the Obligation in full, Borrower shall remain liable for any deficiency.

         8.      Other Rights of Secured Parties.

                 (a) Performance. If any covenant, duty, or agreement of Debtor is not performed in accordance with its material terms, Secured Parties may, at their option, perform, or attempt to perform, such covenant, duty, or agreement on behalf of Debtor. Any amount reasonably expended by Secured Parties in such performance or attempted performance shall be payable by Debtor to Secured Parties on demand, shall become part of the Obligation, and shall bear interest at the Default Rate from the date of such expenditure by Secured Parties until paid. Notwithstanding the foregoing, it is expressly understood that no Secured Party shall assume or have, except by express written consent of such Secured Party, any liability or responsibility for the performance of any covenant, duty, or agreement of Debtor.

                 (b) Collection. Upon notice from any Secured Party, each Obligor with respect to any payments on any of the Collateral (including, without limitation, dividends and other distributions with respect to securities and insurance proceeds payable by reason of loss or damage to any of the Collateral) is hereby authorized and directed by Debtor to make payment directly to such Secured Party, regardless of whether Debtor was previously making collections thereon. Subject to Paragraph 8(e), until such notice is given, Debtor is authorized to retain and expend all payments made on Collateral. Each Secured Party shall have the right in its own name or in the name of Debtor to compromise or extend time of payment with respect to all or any portion of the Collateral for such amounts and upon such terms as such Secured Party may determine; to demand, collect, receive, receipt for, sue for, compound, and give acquittances for any and all amounts due or to become due with respect to Collateral; to take control of cash and other proceeds of any Collateral; to endorse the name of Debtor on any notes, acceptances, checks, drafts, money orders, or other evidences of payment on Collateral that may come into the possession of such Secured Party; to sign the name of Debtor on any invoice or bill of lading relating to any Collateral, on any drafts against Obligors or other persons or entities making payment with respect to Collateral, on assignments and verifications of accounts or other Collateral and on notices to Obligors making payment with respect to Collateral; to send requests for verification of obligations to any Obligor; and to do all other acts and things necessary to carry out the intent of this agreement. If any Obligor fails or refuses to make payment on any Collateral when due, each Secured Party is authorized, in its sole discretion, either in its own name or in the name of Debtor, to take such action as such Secured Party shall deem appropriate for the collection of any amounts owed with respect to Collateral or upon which a delinquency exists. Regardless of any other provision hereof, however, a Secured Party shall never be liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to Collateral, nor shall it be under any duty whatever to anyone except Debtor to account for funds that it shall actually receive hereunder. Without limiting the generality of the foregoing, no Secured Party shall have responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any Collateral, or for informing Debtor with respect to any of such matters (irrespective of whether such Secured Party actually has, or may be deemed to have, knowledge thereof). The release of any Secured Party to any Obligor shall be a full and complete release, discharge, and acquittance to such Obligor, to the extent of any amount so paid to such Secured Party. The rights granted Secured Parties under this subparagraph may be exercised only upon the occurrence and continuance of a Default.

                 (c) Record Ownership of Securities. Upon the occurrence and continuance of a Default, Secured Parties may have any Collateral that is securities and that is in the possession of a Secured Party, or its nominee or nominees, registered in its name, or in the name of its nominee or nominees, as pledgee; and, as to any securities so registered, Debtor shall execute and deliver (or cause to be executed and delivered) to such Secured Party all such proxies, powers of attorney, dividend coupons or orders, and other documents as such Secured Party may reasonably request for the purpose of enabling such Secured Party to exercise the voting rights and powers which it is entitled to exercise under this agreement or to receive the dividends and other payments in respect of securities which it is authorized to receive and retain under this agreement.

                 (d) Voting of Securities. As long as a Default has not occurred and is not continuing, Debtor shall be entitled to exercise all voting rights pertaining to any Collateral that is securities. After the occurrence and during the continuance of a Default, the right to vote any Collateral that is securities shall be vested exclusively in Secured Parties. To this end, Debtor hereby irrevocably constitutes and appoints Agent, on behalf of Secured Parties, the proxy and attorney-in-fact of Debtor, with full power of substitution, to vote, and to act with respect to, any and all Collateral that is securities standing in the name of Debtor or with respect to which Debtor is entitled to vote and act, subject to the understanding that such proxy may not be exercised unless a Default has occurred and is continuing. The proxy herein granted is coupled with an interest, is irrevocable, and shall continue until the Obligation has been paid and performed in full.

                 (e) Certain Proceeds. Notwithstanding any contrary provision herein, any and all stock dividends or other non-cash distributions made on or in respect of any Collateral that is securities, and any proceeds of any Collateral that is securities, whether such dividends, distributions, or proceeds result from a subdivision, combination, or reclassification of the outstanding capital stock of any issuer thereof or as a result of any merger, consolidation, acquisition, or other exchange of assets to which any issuer may be a party, or otherwise, shall be part of the Collateral hereunder, shall, if received by Debtor, be held in trust for the benefit of Secured Parties, and shall be delivered promptly to Secured Parties or to Agent, on behalf of Secured Parties, (accompanied by proper instruments of assignment and/or stock and/or bond powers executed by Debtor in accordance with Secured Parties' instructions) to be held subject to the terms of this agreement. Any cash proceeds of Collateral which come into the possession of any Secured Party (including, without limitation, insurance proceeds) may, at such Secured Party's option, be applied in whole or in part to the Obligation (to the extent then due) and to NationsBank's net exposure then existing under all foreign exchange contracts between any Company and NationsBank, be released in whole or in part to or on the written instructions of Debtor for any general or specific purpose, or be retained in whole or in part by such Secured Party as additional Collateral. Any cash Collateral in the possession of any Secured Party may be invested by such Secured Party in (a) obligations of the United States of America and agencies thereof and obligations guaranteed by the United States of America maturing within one year from the date of acquisition, and (b) certificates of deposit issued by commercial banks organized under the Laws of the United States of America or any state thereof and having combined capital, surplus, and undivided profits of not less than $100,000,000, which have a rating from Moody's Investors Service, Inc., and Standard & Poors Corporation of at least P-1 and A-1, respectively, or are insured by the Federal Deposit Insurance Corporation. Secured Parties shall never be obligated to make any such investment and shall never have any liability to Debtor for any loss which may result therefrom. All interest and other amounts earned from any investment of Collateral may be dealt with by Secured Parties in the same manner as other cash Collateral. The provisions of this subparagraph shall be applicable only upon the occurrence and continuance of a Default.

                 (f) Use and Operation of Collateral. Debtor covenants to promptly reimburse and pay to any Secured Party, at such Secured Party's request, the amount of all expenses reasonably incurred by such Secured Party in connection with its custody and preservation of Collateral, and all such expenses shall bear interest until repaid (i) at the lesser of the Designated Rate or the Highest Lawful Rate, if no Default has occurred and is continuing, and (ii) at the lesser of the Default Rate or the Highest Lawful Rate, upon the occurrence and continuance of a Default. Such expenses, together with such interest, shall be payable by Debtor to any Secured Party upon demand and shall become part of the Obligation. However, the risk of accidental loss or damage to, or diminution in value of, Collateral is on Debtor. With respect to Collateral that is in the possession of a Secured Party, such Secured Party shall have no duty to fix or preserve rights against prior parties to such Collateral and shall never be liable for any failure to use diligence to collect any amount payable in respect of such Collateral, but shall be liable only to account to Debtor for what it may actually collect or receive thereon. The provisions of this subparagraph shall be applicable whether or not a Default has occurred and is continuing.

                 (g) INDEMNIFICATION. DEBTOR HEREBY ASSUMES ALL LIABILITY FOR THE COLLATERAL, FOR THE SECURITY INTEREST, AND FOR ANY USE, POSSESSION, MAINTENANCE, AND MANAGEMENT OF, ALL OR ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY TAXES ARISING AS A RESULT OF, OR IN CONNECTION WITH, THE TRANSACTIONS CONTEMPLATED HEREIN, AND AGREES TO ASSUME LIABILITY FOR, AND TO INDEMNIFY AND HOLD SECURED PARTIES HARMLESS FROM AND AGAINST, ANY AND ALL CLAIMS, CAUSES OF ACTION, OR LIABILITY, FOR INJURIES TO OR DEATHS OF PERSONS AND DAMAGE TO PROPERTY, HOWSOEVER ARISING FROM OR INCIDENT TO SUCH USE, POSSESSION, MAINTENANCE, AND MANAGEMENT, WHETHER SUCH PERSONS BE AGENTS OR EMPLOYEES OF DEBTOR OR OF THIRD PARTIES, OR SUCH DAMAGE TO PROPERTY OF DEBTOR OR OF OTHERS. UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, DEBTOR AGREES TO INDEMNIFY, SAVE, AND HOLD SECURED PARTIES HARMLESS FROM AND AGAINST, AND COVENANTS TO DEFEND SECURED PARTIES AGAINST, ANY AND ALL LOSSES, DAMAGES, CLAIMS, COSTS, PENALTIES, LIABILITIES, AND EXPENSES, INCLUDING, WITHOUT LIMITATION, COURT COSTS AND ATTORNEYS' FEES, HOWSOEVER ARISING OR INCURRED BECAUSE OF, INCIDENT TO, OR WITH RESPECT TO COLLATERAL OR ANY USE, POSSESSION, MAINTENANCE, OR MANAGEMENT THEREOF, PROVIDED THAT DEBTOR SHALL NOT BE LIABLE FOR LOSSES, DAMAGES, CLAIMS, COSTS, PENALTIES, LIABILITIES, AND EXPENSES RESULTING FROM ANY SECURED PARTY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

         9.      Miscellaneous.

                 (a) Reference to Miscellaneous Provisions. This agreement is a Loan Paper, and, therefore, this agreement is subject to the applicable provisions of Section 12 of the Revolving Credit Agreement, all of which applicable provisions are incorporated herein by reference the same as if set forth herein verbatim. Until changed by notice, the address and facsimile number for each party hereto for purposes of communications are as appear on the signature page(s) of this agreement.

                 (b) Term. This agreement shall terminate upon full and final payment and performance of (a) the Obligation, and (b) all foreign exchange contracts between each Company and NationsBank. No Obligor, if any, on any of the Collateral shall ever be obligated to make inquiry as to the termination of this agreement, but shall be fully protected in making payment directly to Agent, on behalf of Secured Parties.

                 (c) Actions Not Releases. The Security Interest and Debtor's obligations and Secured Parties' rights hereunder shall not be released, diminished, impaired, or adversely affected by the occurrence of any one or more of the following events: (i) The taking or accepting of any other security or assurance for any or all of the Obligation; (ii) any release, surrender, exchange, subordination, or loss of any security or assurance at any time existing in connection with any or all of the Obligation; (iii) the modification of, amendment to, or waiver of compliance with any terms of any of its or any other Related Paper without the notification or consent of Debtor, except as required therein (the right to such notification and consent being specifically waived by Debtor); (iv) the insolvency, bankruptcy, or lack of corporate, partnership or trust power of any party at any time liable for the payment of any or all of the Obligation, whether now existing or hereafter occurring; (v) any renewal, extension, or rearrangement of the payment of any or all of the Obligation, either with or without notice to or consent of Debtor, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Secured Parties to Debtor; (vi) any neglect, delay, omission, failure, or refusal of any Secured Party to take or prosecute any action in connection with any other agreement, document, guaranty, or instrument evidencing, securing, or assuring the payment of all or any of the Obligation; (vii) any failure of any Secured Party to notify Debtor of any renewal, extension, or assignment of the Obligation or any part thereof, or the release of any security, or of any other action taken or refrained from being taken by any Secured Party against Debtor or any new agreement between any Secured Party and Debtor, it being understood that no Secured Party shall be required to give Debtor (other than Borrower) any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligation, including, without limitation, notice of acceptance of this security agreement or any Collateral ever delivered to or for the account of such Secured Party hereunder; (viii) the illegality, invalidity, or unenforceability of all or any part of the Obligation against any party obligated with respect thereto by reason of the fact that the Obligation, or the interest paid or payable with respect thereto, exceeds the amount permitted by Law, the act of creating the Obligation, or any part thereof, is ultra vires, or the officers, partners, or trustees creating same acted in excess of their authority, or for any other reason; or (ix) if any payment by any party obligated with respect thereto is held to constitute a preference under applicable Laws or for any other reason any Secured Party is required to refund such payment or pay the amount thereof to someone else.

                 (d) Waivers. Unless otherwise expressly provided herein or in any other Related Paper, Debtor waives (i) any right to require Secured Parties to proceed against any other Person, to exhaust its rights in Collateral, or to pursue any other right which Secured Parties may have; (ii) with respect to the Obligation, presentment and demand for payment, protest, notice of protest and nonpayment, and notice of the intention to accelerate; and (iii) all rights of marshaling in respect of any and all of the Collateral.

                 (e) Financing Statement. Secured Parties may file this agreement or a carbon, photographic, or other reproduction of this agreement, as a financing statement, but the failure of Secured Parties to do so shall not impair the validity or enforceability of this agreement.

                 (f) Information. Except as otherwise provided by Law, the charge of Secured Parties for furnishing each statement of account or each list of Collateral shall be $10.00.

                 (g) Multiple Counterparts. This agreement has been executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this agreement, it shall not be necessary to produce or account for more than one such counterpart.

                 (h) Parties Bound; Assignment. This agreement shall be binding on and inure to the benefit of Debtor, Secured Parties, and their respective successors and assigns. Debtor's obligations and agreements hereunder are joint and several and shall be binding upon their respective successors and assigns, and delivery or other accounting of Collateral to any one or more of them shall discharge Secured Parties of all liability therefor. Debtor may not, without the prior written consent of Secured Parties, assign any rights, duties, or obligations hereunder. In the event of an assignment of all or part of the Obligation, the Security Interest and other rights and benefits hereunder, to the extent applicable to the part of the Obligation so assigned, may be transferred therewith.

         EXECUTED as of the day and year first herein set forth.

NATIONSBANK OF TEXAS, N.A.           NATIONSBANK OF TEXAS, N.A., individually
700 Louisiana Street, 8th Floor      and as Agent
Houston, Texas 77002
Attn:    James R. Allred,            By: /s/ JAMES R. ALLRED
         Senior Vice President           -------------------------------------
FAX No.:  (713) 247-6568                     James R. Allred
                                             Senior Vice President

The address and fax no. for          PCNV, INC.
each of the undersigned is:

10375 Richmond Avenue                By: /s/ J. T. JONGEBLOED
Houston, Texas  77042                    -------------------------------------
Attn:  R. A. Johannsen,                      J. T. Jongebloed, President
Treasurer
FAX No.:  (713) 954-3037

                                     By: /s/ R. A. JOHANNSEN
                                         -------------------------------------
                                             R. A. Johannsen, Treasurer

                                     POOL COMPANY HOUSTON LTD.

                                     By: POOL COMPANY, its general partner

                                         By: /s/ J. T. JONGEBLOED
                                             ---------------------------------
                                                 J. T. Jongebloed, President


                                         By: /s/ R. A. JOHANNSEN
                                             ---------------------------------
                                                 R. A. Johannsen, Treasurer



                                     POOL COMPANY TEXAS LTD.

                                     By: POOL COMPANY, its general partner

                                         By: /s/ J. T. JONGEBLOED
                                             ---------------------------------
                                                 J. T. Jongebloed, President


                                         By: /s/ R. A. JOHANNSEN
                                             ---------------------------------
                                                 R. A. Johannsen, Treasurer

                        PLEDGE OF PARTNERSHIP INTERESTS


         THIS SECURITY AGREEMENT is executed as of December 20, 1996, by Pool Company, a Texas corporation ("BORROWER") for the benefit of NationsBank of Texas, N.A., as Agent ("AGENT") and the Lenders ("LENDERS") named in the Revolving Credit Agreement (as hereinafter defined) and the Term Loan Agreement (as hereinafter defined) and for the benefit of NationsBank of Texas, N.A. ("NATIONSBANK") for its own account with respect to its net exposure on foreign exchange contracts between it and any Company (as defined in such Revolving Credit Agreement). NationsBank, Agent and Lenders are each a SECURED PARTY, and are collectively referred to herein as "SECURED PARTIES".

         WHEREAS, Borrower and Secured Parties have entered into (i) a Restated Credit Agreement dated as of November 30, 1995 (as renewed, extended, or amended from time to time, the "REVOLVING CREDIT AGREEMENT"), together with certain other Loan Papers, and (ii) a Term Loan Agreement dated as of November 30, 1995 (as renewed, extended, or amended from time to time, the "TERM LOAN AGREEMENT") together with certain other Loan Papers; and

         WHEREAS, Borrower is (i) the general partner of Pool Company Texas Ltd., a Texas limited partnership ("POOL TEXAS LTD."), and (ii) the general partner of Pool Company Houston Ltd., a Texas limited partnership ("POOL HOUSTON LTD."); and

         WHEREAS, in Borrower's judgment, (a) the value of consideration received and to be received by Borrower in connection with the transaction described above is reasonably worth at least as much as the liability and obligation of Borrower hereunder, and (b) such liability and obligation may reasonably be expected to directly or indirectly benefit Borrower; and

         WHEREAS, it is expressly understood among Secured Parties and Borrower that the contemplated execution and delivery of this agreement is an integral part of the transactions contemplated by the Loan Papers and a condition precedent to Secured Parties' obligations to extend credit under the Revolving Credit Agreement;

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower hereby covenants and agrees with Secured Parties as follows:

         1. Certain Definitions. Unless otherwise defined herein, or the context hereof otherwise requires, (a) capitalized terms have the meaning ascribed to such terms in the Revolving Credit Agreement and the Term Loan Agreement, and (b) each term defined in the UCC is used in this agreement with the same meaning; provided that if any definition given a term in Chapter 9 of the UCC conflicts with the definition given that term in any other chapter of the UCC, the Chapter 9 definition shall prevail. As used herein, the following terms have the meanings indicated:

                 Collateral has the meaning set forth in Paragraph 3.

                 Default has the meaning set forth in Paragraph 6.

                 Obligation means (a) the "Obligation" as defined in the Revolving Credit Agreement, (b) the "Obligation" as defined in the Term Loan Agreement, (c) NationsBank's net exposure on all foreign exchange contracts between Borrower and NationsBank, (d) all indebtedness, liabilities, and obligations of Borrower arising under this agreement, (e) interest accruing on, and attorneys' fees, court costs, and other costs of collection reasonably incurred in the collection or enforcement of, any of the indebtedness, liabilities, or obligations described in clauses (a) through (d) above, and (f) any and all renewals and extensions of, or amendments to, any of the indebtedness, liabilities, and obligations described in clauses (a) through (e) above. The foregoing includes future advances, it being the intention and contemplation of Borrower and Secured Parties that future advances will be made to Borrower under the Revolving Credit Agreement for a variety of purposes, and that payment and repayment of all of the foregoing are intended to and shall be part of the Obligation secured hereby.

                 Related Papers means (a) this agreement, (b) all present and future agreements, documents, and instruments now or hereafter evidencing any of the Obligation, or assuring or securing payment thereof, (c) all agreements, documents, and instruments now or hereafter executed in connection herewith, including, without limitation, the Loan Papers, and (d) any and all future renewals and extensions or restatements of, or amendments or supplements to, all or any part of the foregoing.

                 Security Interest means the security interest granted and the pledge and assignment made under Paragraph 2.

                 UCC means the Uniform Commercial Code as enacted in the State of Texas or other applicable jurisdiction, as amended at the time in question

         2. Security Interest. In order to secure the full and complete payment and performance of (a) the Obligation when due, and (b) NationsBank's net exposure on all foreign exchange contracts between any Company and NationsBank when due, Borrower hereby grants to Secured Parties a security interest in the Collateral and pledges and assigns the Collateral to Secured Parties, all upon and subject to the terms and conditions of this agreement. Such Security Interest is granted and such pledge and assignment are made as security only and shall not subject Secured Parties to, or transfer or in any way affect or modify, any obligation of Borrower with respect to any of the Collateral or any transaction involving or giving rise thereto. For purposes of clarification, "net exposure on all foreign exchange contracts" refers to the amount, if any, by which the purchase or sales prices stipulated in any foreign exchange contracts on which a Company is in default are (i) less, in the case of contracts to purchase currencies, or (ii) greater, in the case of contracts to sell currencies, respectively, than the market prices for such currencies (as determined on the agreed value date specified in each such contract).

         3. Collateral. As used herein, COLLATERAL includes all of Borrower's right, title and interest in and to its partnership interests in Pool Texas Ltd. and Pool Houston Ltd. now owned or hereafter acquired, and all proceeds thereof (collectively, the "COLLATERAL").

         4. Representations and Warranties. Borrower acknowledges that certain representations and warranties set forth in the Revolving Credit Agreement are applicable to Borrower, and Borrower reaffirms that each such representation and warranty is true and correct. In addition, Borrower represents and warrants to Secured Parties that:

                 (a) Borrower's chief executive office is where Borrower is entitled to receive notices hereunder, and the present and foreseeable location of Borrower's books and records concerning any Collateral is at the address of Borrower set forth on the signature page attached hereto.

                 (b) All Collateral was duly authorized and validly issued and its transfer is not subject to any restrictions other than restrictions imposed by applicable securities and corporate Laws.

                 (c) Borrower owns all presently existing Collateral, and will keep said Collateral and all hereafter-acquired Collateral, free and clear of all Liens except Permitted Liens.

                 (d) Borrower has not executed any prior transfer, assignment, pledge, security interest, or hypothecation covering the Collateral or any interest in the Collateral.

                 (e) This Agreement creates a legal, valid and binding Lien in and to the Collateral in favor of Secured Party and enforceable against Borrower. The Security Interest created under this Agreement will be duly perfected once the action required for perfection under applicable Law has been taken. Once perfected, the Security Interest will constitute a first and prior lien on the Collateral, subject only to Permitted Liens. The creation of the Security Interest does not require the consent of any third party.

                 (f) Borrower has full power and authority to execute this Agreement without breaching any material agreement to which Borrower is a party.

The delivery at any time by Borrower to any Secured Party of Collateral or of additional specific descriptions of certain Collateral shall constitute a representation and warranty by Borrower to Secured Parties that the representations and warranties of this Paragraph 4 are true and correct in all material respects with respect to each item of such Collateral.

         5. Certain Covenants. Borrower acknowledges that certain covenants set forth in the Revolving Credit Agreement are applicable to Borrower or shall be imposed upon Borrower, and Borrower covenants and agrees to promptly and properly perform, observe, and comply with each such covenant. In addition, Borrower further covenants and agrees with Secured Parties that Borrower will:

                 (a) Maintain at the address of Borrower set forth on the signature page hereto a current record of where all Collateral is located, permit representatives of any Secured Party (at such Secured Party's expense to the extent so provided in the Revolving Credit Agreement) at any time during normal business hours to inspect and make abstracts from such records, and furnish to such Secured Party, at such intervals as such Secured Party may request, such documents, lists, descriptions, certificates, and other information as may be necessary or proper to keep such Secured Party informed with respect to the identity, location, status, condition, and value of the Collateral.

                 (b) Perform in accordance with normal business practices all of Borrower's duties under and in connection with each transaction to which any Collateral relates.

                 (c) Promptly notify Secured Parties of any claim, action, or proceeding affecting title to all or any of the Collateral or the Security Interest and, at the request of any Secured Party, appear in and defend, at Borrower's expense, any such action or proceeding.

                 (d) From time to time promptly execute and deliver to Agent all such other assignments, certificates, supplemental documents, and financing statements, and do all other acts or things as Secured Parties may reasonably request in order to more fully create, evidence, perfect, continue, and preserve the priority of the Security Interest.

                 (e) Not sell, lease, or otherwise dispose of, or permit the sale, lease, or disposition of, any Collateral except for sales, leases, and other dispositions permitted by the terms of the Revolving Credit Agreement.

                 (f) Not create, incur, or suffer or permit to be created or incurred or to exist any Lien upon or against any of the Collateral, except for Permitted Liens.

                 (g) Not amend, modify, surrender, cancel, terminate, or replace, nor permit any such amendment, modification, surrender, cancellation, termination, or replacement of any of the Collateral or the Agreements of Limited Partnership of Pool Texas Ltd. or Pool Houston Ltd. without Secured Party's written consent as to the form and content of the amendment, alteration or modification.

                 (h) After a Default occurs, take all actions Secured Party requests to obtain any Tribunal's consent to or approval of Secured Party's Rights under this Agreement, including, without limitation, the Right to sell all or any part of the Collateral upon a Default without the Tribunal's further consent or approval. Borrower agrees that Secured Party's remedies at law for Borrower's failure to comply with this provision would be inadequate and that the harm to Secured Party would not be adequately compensable in damages. Borrower agrees that this provision may be specifically enforced.

         6. Default. The term "Default," as used herein, means the occurrence of any one or more of the events described in Section 8 of the Revolving Credit Agreement and the Term Loan Agreement.

         7. Remedies. Upon the occurrence and continuance of a Default, Secured Parties may exercise any and all rights and remedies available to a secured party under the UCC, in addition to any and all other rights and remedies afforded by the Related Papers, at law, in equity, or otherwise, including, without limitation, the rights and remedies described in Section 9 of the Revolving Credit Agreement and the Term Loan Agreement.

                 (a) Partnership Interest. Borrower acknowledges that Secured Party must, in exercising its Rights to foreclose upon and sell the Collateral, conduct itself in accordance with the applicable requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and state securities laws (collectively, and together with any rules and regulations promulgated pursuant thereto, the "SECURITIES LAWS"). Accordingly, Secured Party may have difficulty, by reason of legal restrictions and limitations imposed by the Securities Laws, in selling the Collateral at a price which approximates its fair market value, were it not for such restrictions. Borrower acknowledges and agrees that (i) Secured Party may seek to dispose of the Collateral without registration or qualification under the Securities Laws, and in any such transaction may require the purchaser or purchasers thereof to represent and warrant their intent not to distribute the Collateral in violation of the Securities Laws, and any disposition so effected shall not thereby be deemed "commercially unreasonable," and (ii) Secured Party may disclose any information it has obtained concerning any issuer of Collateral, even if obtained in confidence, if Secured Party considers such disclosure to potential purchasers of the Collateral at a foreclosure sale to be useful or necessary to comply with the Securities Laws.

                 (b) Borrower's Agent. Secured Party shall be deemed to be irrevocably appointed as Borrower's agent and attorney-in-fact with all right and power to enforce all of Borrower's rights and remedies under or in connection with the Collateral. All reasonable costs, expenses and liabilities incurred and all payments made by Secured Party as Borrower's agent and attorney-in-fact, including, without limitation, reasonable attorney's fees and expenses, shall be considered a loan by Secured Party to Borrower which shall be repayable on demand and shall accrue interest at the Default Rate. This power of attorney is a power coupled with an interest and shall be irrevocable until the Obligation is paid in full. The Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to it in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. This power of attorney is conferred on Secured Party solely to protect, preserve, maintain, and realize upon its Security Interest in the Collateral. Neither Secured Party nor any of the Lenders shall be responsible for any decline or diminution in the value of any of the Collateral, and neither Secured Party nor any of the Lenders shall be required to take any steps to protect or preserve any of the Collateral or any rights against prior parties or to protect, preserve, or maintain any security interest or Lien given to secure the Collateral.

                 (c) Notice. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to the Borrower and to any other Person entitled to notice under the UCC; provided that if any of the Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Parties may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind.
It is agreed that (i) notice sent or given not less than five Business Days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this subparagraph, and (ii) any sale of the Collateral may be conducted with reserve.

                 (d) Sales of Securities. In connection with the sale of any Collateral that is securities, Secured Parties are authorized, but not obligated, to limit prospective purchasers to the extent deemed necessary or desirable by Secured Parties to render such sale exempt from the registration requirements of the Securities Exchange Act of 1934 (as amended, the EXCHANGE
ACT) and any applicable state securities Laws, and no sale so made in good faith by Secured Parties shall be deemed not to be "commercially reasonable" because so made.

                 (e) Application of Proceeds. Secured Parties shall apply the proceeds or any sale or other disposition of the Collateral under this Paragraph 7 in the following order: First, to the payment of all its expenses incurred in retaking, holding, and preparing any of the Collateral for sale(s) or other disposition, in arranging for such sale(s) or other disposition, and in actually selling or disposing of the same (all of which are part of the Obligation); second, toward repayment of amounts expended by Secured Parties under Paragraph 8; third, subject to Section 9.1 of the Revolving Credit Agreement and the Term Loan Agreement, toward payment of the balance of the Obligation and NationsBank's net exposure then existing under all foreign exchange contracts between any Company and NationsBank in such order and manner as Secured Parties, in their discretion, may deem advisable. Any surplus remaining shall be delivered to the Borrower or Borrower or as a court of competent jurisdiction may direct. If the proceeds are insufficient to pay the Obligation in full, Borrower shall remain liable for any deficiency.

         8.      Other Rights of Secured Parties.

                 (a) Performance. If any covenant, duty, or agreement of Borrower is not performed in accordance with its material terms, Secured Parties may, at their option, perform, or attempt to perform, such covenant, duty, or agreement on behalf of Borrower. Any amount reasonably expended by Secured Parties in such performance or attempted performance shall be payable by Borrower to Secured Parties on demand, shall become part of the Obligation, and shall bear interest at the Default Rate from the date of such expenditure by Secured Parties until paid. Notwithstanding the foregoing, it is expressly understood that no Secured Party shall assume or have, except by express written consent of such Secured Party, any liability or responsibility for the performance of any covenant, duty, or agreement of Borrower.

                 (b) Record Ownership of Partnership Interest. If a Default exists, Secured Party may have the Collateral registered in its name, or in the name of its nominee or nominees, as pledgee, and, as to any Collateral so registered, Borrower shall execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies, powers of attorney, dividend coupons or orders, and other documents as Secured Party may reasonably request to exercise the voting rights and powers to which it is entitled under this Agreement or to receive any distributions and other payments with respect to such Collateral which it is authorized to receive and retain under this Agreement.

                 (c) Voting. If no Default exists and Borrower has not received the notice referred to in the following sentence, Borrower may exercise all voting rights pertaining to the Collateral. If a Default exists, the right to vote the Collateral may, in Secured Party's sole discretion, be vested exclusively in Secured Party by Secured Party giving notice of such election to Borrower. Borrower hereby irrevocably constitutes and appoints Secured Party the proxy and attorney-in-fact of Borrower, with full power of substitution, to vote and to act with respect to any and all Collateral standing in the name of Borrower or with respect to which Borrower is entitled to vote and act, but such proxy may not be exercised unless a Default exists. The proxy herein granted is coupled with an interest, is irrevocable, and shall continue until the Obligation has been paid and performed in full.

                 (d) Certain Proceeds. All non-cash distributions made on or with respect to the Collateral and any proceeds of any Collateral (whether such distributions or proceeds result from a subdivision, combination or reclassification of the outstanding partnership interests of Pool Houston Ltd. or Pool Texas Ltd., or as a result of any merger, consolidation, acquisition or other exchange of assets or otherwise) shall be part of the Collateral hereunder, shall be held in trust for the benefit of Secured Party and shall be delivered promptly to Secured Party (accompanied by proper instruments of assignment and transfer powers executed by Borrower in accordance with Secured Party's instructions) to be held subject to the terms of this Agreement.

                 (e) INDEMNIFICATION. BORROWER HEREBY ASSUMES ALL LIABILITY FOR THE COLLATERAL, FOR THE SECURITY INTEREST, AND FOR ANY USE, POSSESSION, MAINTENANCE, AND MANAGEMENT OF, ALL OR ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY TAXES ARISING AS A RESULT OF, OR IN CONNECTION WITH, THE TRANSACTIONS CONTEMPLATED HEREIN, AND AGREES TO ASSUME LIABILITY FOR, AND TO INDEMNIFY AND HOLD SECURED PARTIES HARMLESS FROM AND AGAINST, ANY AND ALL CLAIMS, CAUSES OF ACTION, OR LIABILITY, HOWSOEVER ARISING FROM OR INCIDENT TO SUCH USE, POSSESSION, MAINTENANCE, AND MANAGEMENT, WHETHER SUCH PERSONS BE AGENTS OR EMPLOYEES OF BORROWER OR OF THIRD PARTIES, OR SUCH DAMAGE TO PROPERTY OF BORROWER OR OF OTHERS. UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, BORROWER AGREES TO INDEMNIFY, SAVE, AND HOLD SECURED PARTIES HARMLESS FROM AND AGAINST, AND COVENANTS TO DEFEND SECURED PARTIES AGAINST, ANY AND ALL LOSSES, DAMAGES, CLAIMS, COSTS, PENALTIES, LIABILITIES, AND EXPENSES, INCLUDING, WITHOUT LIMITATION, COURT COSTS AND ATTORNEYS' FEES, HOWSOEVER ARISING OR INCURRED BECAUSE OF, INCIDENT TO, OR WITH RESPECT TO COLLATERAL OR ANY USE, POSSESSION, MAINTENANCE, OR MANAGEMENT THEREOF, PROVIDED THAT BORROWER SHALL NOT BE LIABLE FOR LOSSES, DAMAGES, CLAIMS, COSTS, PENALTIES, LIABILITIES, AND EXPENSES RESULTING FROM ANY SECURED PARTY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

         9.      Miscellaneous.

                 (a) Reference to Miscellaneous Provisions. This agreement is a Loan Paper, and, therefore, this agreement is subject to the applicable provisions of Section 12 of the Revolving Credit Agreement, all of which applicable provisions are incorporated herein by reference the same as if set forth herein verbatim. Until changed by notice, the address and facsimile number for each party hereto for purposes of communications are as appear on the signature page(s) of this agreement.

                 (b) Term. This agreement shall terminate upon full and final payment and performance of (a) the Obligation, and (b) all foreign exchange contracts between each Company and NationsBank.

                 (c) Actions Not Releases. The Security Interest and Borrower's obligations and Secured Parties' rights hereunder shall not be released, diminished, impaired, or adversely affected by the occurrence of any one or more of the following events: (i) The taking or accepting of any other security or assurance for any or all of the Obligation; (ii) any release, surrender, exchange, subordination, or loss of any security or assurance at any time existing in connection with any or all of the Obligation; (iii) the modification of, amendment to, or waiver of compliance with any terms of any of its or any other Related Paper without the notification or consent of Borrower, except as required therein (the right to such notification and consent being specifically waived by Borrower); (iv) the insolvency, bankruptcy, or lack of corporate, partnership or trust power of any party at any time liable for the payment of any or all of the Obligation, whether now existing or hereafter occurring; (v) any renewal, extension, or rearrangement of the payment of any or all of the Obligation, either with or without notice to or consent of Borrower, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Secured Parties to Borrower; (vi) any neglect, delay, omission, failure, or refusal of any Secured Party to take or prosecute any action in connection with any other agreement, document, guaranty, or instrument evidencing, securing, or assuring the payment of all or any of the Obligation; (vii) any failure of any Secured Party to notify Borrower of any renewal, extension, or assignment of the Obligation or any part thereof, or the release of any security, or of any other action taken or refrained from being taken by any Secured Party against Borrower or any new agreement between any Secured Party and Borrower, it being understood that no Secured Party shall be required to give Borrower (other than Borrower) any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligation, including, without limitation, notice of acceptance of this security agreement or any Collateral ever delivered to or for the account of such Secured Party hereunder; (viii) the illegality, invalidity, or unenforceability of all or any part of the Obligation against any party obligated with respect thereto by reason of the fact that the Obligation, or the interest paid or payable with respect thereto, exceeds the amount permitted by Law, the act of creating the Obligation, or any part thereof, is ultra vires, or the officers, partners, or trustees creating same acted in excess of their authority, or for any other reason; or (ix) if any payment by any party obligated with respect thereto is held to constitute a preference under applicable Laws or for any other reason any Secured Party is required to refund such payment or pay the amount thereof to someone else.

                 (d) Waivers. Unless otherwise expressly provided herein or in any other Related Paper, Borrower waives (i) any right to require Secured Parties to proceed against any other Person, to exhaust its rights in Collateral, or to pursue any other right which Secured Parties may have; (ii) with respect to the Obligation, presentment and demand for payment, protest, notice of protest and nonpayment, and notice of the intention to accelerate; and (iii) all rights of marshaling in respect of any and all of the Collateral.

                 (e) Financing Statement. Secured Parties may file this agreement or a carbon, photographic, or other reproduction of this agreement, as a financing statement, but the failure of Secured Parties to do so shall not impair the validity or enforceability of this agreement.

                 (f) Information. Except as otherwise provided by Law, the charge of Secured Parties for furnishing each statement of account or each list of Collateral shall be $10.00.

                 (g) Multiple Counterparts. This agreement has been executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this agreement, it shall not be necessary to produce or account for more than one such counterpart.

                 (h) Parties Bound; Assignment. This agreement shall be binding on and inure to the benefit of Borrower, Secured Parties, and their respective successors and assigns. Borrower's obligations and agreements hereunder are joint and several and shall be binding upon their respective successors and assigns, and delivery or other accounting of Collateral to any one or more of them shall discharge Secured Parties of all liability therefor. Borrower may not, without the prior written consent of Secured Parties, assign any rights, duties, or obligations hereunder. In the event of an assignment of all or part of the Obligation, the Security Interest and other rights and benefits hereunder, to the extent applicable to the part of the Obligation so assigned, may be transferred therewith.

         EXECUTED as of the day and year first herein set forth.


NATIONSBANK OF TEXAS, N.A.                 NATIONSBANK OF TEXAS, N.A.,
700 Louisiana Street, 8th Floor            individually and as Agent
Houston, Texas 77002
Attn:    James R. Allred,
         Senior Vice President             By: /s/ JAMES R. ALLRED
FAX No.:  (713) 247-6568                       --------------------------------
                                                   James R. Allred
                                                   Senior Vice President


POOL COMPANY                               POOL COMPANY
10375 Richmond Avenue
Houston, Texas  77042
Attn:    R. A. Johannsen,
         Treasurer                         By: /s/ J. T. JONGEBLOED
FAX No.:  (713) 954-3037                       --------------------------------
                                                   J. T. Jongebloed, President



                                           By:     R. A. JOHANNSEN
                                               --------------------------------
                                                   R. A. Johannsen, Treasurer

                        PLEDGE OF PARTNERSHIP INTERESTS


       THIS SECURITY AGREEMENT is executed as of December 20, 1996, by PCNV, Inc., a Nevada corporation ("PLEDGOR") for the benefit of NationsBank of Texas, N.A., as Agent ("AGENT") and the Lenders ("LENDERS") named in the Revolving Credit Agreement (as hereinafter defined) and the Term Loan Agreement (as hereinafter defined) and for the benefit of NationsBank of Texas, N.A. ("NATIONSBANK") for its own account with respect to its net exposure on foreign exchange contracts between it and any Company (as defined in such Revolving Credit Agreement). NationsBank, Agent and Lenders are each a SECURED PARTY, and are collectively referred to herein as "SECURED PARTIES".

       WHEREAS, Pool Company, a Texas corporation ("BORROWER") and Secured Parties have entered into (i) a Restated Credit Agreement dated as of November 30, 1995 (as renewed, extended, or amended from time to time, the "REVOLVING CREDIT AGREEMENT"), together with certain other Loan Papers, and (ii) a Term Loan Agreement dated as of November 30, 1995 (as renewed, extended, or amended from time to time, the "TERM LOAN AGREEMENT") together with certain other Loan Papers; and

       WHEREAS, Pledgor is a wholly-owned subsidiary of Borrower; and

       WHEREAS, Pledgor is (i) the limited partner of Pool Company Texas Ltd., a Texas limited partnership ("POOL TEXAS LTD."), and (ii) the limited partner of Pool Company Houston Ltd., a Texas limited partnership ("POOL HOUSTON LTD."); and

       WHEREAS, in Pledgor's judgment, (a) the value of consideration received and to be received by Pledgor in connection with the transaction described above is reasonably worth at least as much as the liability and obligation of Pledgor hereunder, and (b) such liability and obligation may reasonably be expected to directly or indirectly benefit Pledgor; and

       WHEREAS, it is expressly understood among Secured Parties and Pledgor that the contemplated execution and delivery of this agreement is an integral part of the transactions contemplated by the Loan Papers and a condition precedent to Secured Parties' obligations to extend credit under the Revolving Credit Agreement;

       NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor hereby covenants and agrees with Secured Parties as follows:

       1. Certain Definitions. Unless otherwise defined herein, or the context hereof otherwise requires, (a) capitalized terms have the meaning ascribed to such terms in the Revolving Credit Agreement and the Term Loan Agreement, and (b) each term defined in the UCC is used in this agreement with the same meaning; provided that if any definition given a term in Chapter 9 of the UCC conflicts with the definition given that term in any other chapter of the UCC, the Chapter 9 definition shall prevail. As used herein, the following terms have the meanings indicated:

              Collateral has the meaning set forth in Paragraph 3.

              Default has the meaning set forth in Paragraph 6.

              Obligation means (a) the "Obligation" as defined in the Revolving Credit Agreement, (b) the "Obligation" as defined in the Term Loan Agreement, (c) NationsBank's net exposure on all foreign exchange contracts between Borrower and NationsBank, (d) all indebtedness, liabilities, and obligations of Pledgor arising under this agreement, (e) interest accruing on, and attorneys' fees, court costs, and other costs of collection reasonably incurred in the collection or enforcement of, any of the indebtedness, liabilities, or obligations described in clauses (a) through (d) above, and (f) any and all renewals and extensions of, or amendments to, any of the indebtedness, liabilities, and obligations described in clauses (a) through (e) above. The foregoing includes future advances, it being the intention and contemplation of Pledgor and Secured Parties that future advances will be made to Borrower under the Revolving Credit Agreement for a variety of purposes, and that payment and repayment of all of the foregoing are intended to and shall be part of the Obligation secured hereby.

              Related Papers means (a) this agreement, (b) all present and future agreements, documents, and instruments now or hereafter evidencing any of the Obligation, or assuring or securing payment thereof, (c) all agreements, documents, and instruments now or hereafter executed in connection herewith, including, without limitation, the Loan Papers, and (d) any and all future renewals and extensions or restatements of, or amendments or supplements to, all or any part of the foregoing.

              Security Interest means the security interest granted and the pledge and assignment made under Paragraph 2.

              UCC means the Uniform Commercial Code as enacted in the State of Texas or other applicable jurisdiction, as amended at the time in question

       2. Security Interest. In order to secure the full and complete payment and performance of (a) the Obligation when due, and (b) NationsBank's net exposure on all foreign exchange contracts between any Company and NationsBank when due, Pledgor hereby grants to Secured Parties a security interest in the Collateral and pledges and assigns the Collateral to Secured Parties, all upon and subject to the terms and conditions of this agreement. Such Security Interest is granted and such pledge and assignment are made as security only and shall not subject Secured Parties to, or transfer or in any way affect or modify, any obligation of Pledgor with respect to any of the Collateral or any transaction involving or giving rise thereto. For purposes of clarification, "net exposure on all foreign exchange contracts" refers to the amount, if any, by which the purchase or sales prices stipulated in any foreign exchange contracts on which a Company is in default are (i) less, in the case of contracts to purchase currencies, or (ii) greater, in the case of contracts to sell currencies, respectively, than the market prices for such currencies (as determined on the agreed value date specified in each such contract).

       3. Collateral. As used herein, COLLATERAL includes all of Pledgor's right, title and interest in and to its partnership interests in Pool Texas Ltd. and Pool Houston Ltd. now owned or hereafter acquired, and all proceeds thereof (collectively, the "COLLATERAL").

       4. Representations and Warranties. Pledgor acknowledges that certain representations and warranties set forth in the Revolving Credit Agreement are applicable to Pledgor, and Pledgor reaffirms that each such representation and warranty is true and correct. In addition, Pledgor represents and warrants to Secured Parties that:

              (a) Pledgor's chief executive office is where Pledgor is entitled to receive notices hereunder, and the present and foreseeable location of Pledgor's books and records concerning any Collateral is at the address of Pledgor set forth on the signature page attached hereto.

              (b) All Collateral was duly authorized and validly issued and its transfer is not subject to any restrictions other than restrictions imposed by applicable securities and corporate Laws.

              (c) Pledgor owns all presently existing Collateral, and will keep said Collateral and all hereafter-acquired Collateral, free and clear of all Liens except Permitted Liens.

              (d) Pledgor has not executed any prior transfer, assignment, pledge, security interest, or hypothecation covering the Collateral or any interest in the Collateral.

              (e) This Agreement creates a legal, valid and binding Lien in and to the Collateral in favor of Secured Party and enforceable against Pledgor. The Security Interest created under this Agreement will be duly perfected once the action required for perfection under applicable Law has been taken. Once perfected, the Security Interest will constitute a first and prior lien on the Collateral, subject only to Permitted Liens. The creation of the Security Interest does not require the consent of any third party.

              (f) Pledgor has full power and authority to execute this Agreement without breaching any material agreement to which Pledgor is a party.

The delivery at any time by Pledgor to any Secured Party of Collateral or of additional specific descriptions of certain Collateral shall constitute a representation and warranty by Pledgor to Secured Parties that the representations and warranties of this Paragraph 4 are true and correct in all material respects with respect to each item of such Collateral.

       5. Certain Covenants. Pledgor acknowledges that certain covenants set forth in the Revolving Credit Agreement are applicable to Pledgor or shall be imposed upon Pledgor, and Pledgor covenants and agrees to promptly and properly perform, observe, and comply with each such covenant. In addition, Pledgor further covenants and agrees with Secured Parties that Pledgor will:

              (a) Maintain at the address of Pledgor set forth on the signature page hereto a current record of where all Collateral is located, permit representatives of any Secured Party (at such Secured Party's expense to the extent so provided in the Revolving Credit Agreement) at any time during normal business hours to inspect and make abstracts from such records, and furnish to such Secured Party, at such intervals as such Secured Party may request, such documents, lists, descriptions, certificates, and other information as may be necessary or proper to keep such Secured Party informed with respect to the identity, location, status, condition, and value of the Collateral.

              (b) Perform in accordance with normal business practices all of Pledgor's duties under and in connection with each transaction to which any Collateral relates.

              (c) Promptly notify Secured Parties of any claim, action, or proceeding affecting title to all or any of the Collateral or the Security Interest and, at the request of any Secured Party, appear in and defend, at Pledgor's expense, any such action or proceeding.

              (d) From time to time promptly execute and deliver to Agent all such other assignments, certificates, supplemental documents, and financing statements, and do all other acts or things as Secured Parties may reasonably request in order to more fully create, evidence, perfect, continue, and preserve the priority of the Security Interest.

              (e) Not sell, lease, or otherwise dispose of, or permit the sale, lease, or disposition of, any Collateral except for sales, leases, and other dispositions permitted by the terms of the Revolving Credit Agreement.

              (f) Not create, incur, or suffer or permit to be created or incurred or to exist any Lien upon or against any of the Collateral, except for Permitted Liens.

              (g) Not amend, modify, surrender, cancel, terminate, or replace, nor permit any such amendment, modification, surrender, cancellation, termination, or replacement of any of the Collateral or the Agreements of Limited Partnership of Pool Texas Ltd. or Pool Houston Ltd. without Secured Party's written consent as to the form and content of the amendment, alteration or modification.

              (h) After a Default occurs, take all actions Secured Party requests to obtain any Tribunal's consent to or approval of Secured Party's Rights under this Agreement, including, without limitation, the Right to sell all or any part of the Collateral upon a Default without the Tribunal's further consent or approval. Pledgor agrees that Secured Party's remedies at law for Pledgor's failure to comply with this provision would be inadequate and that the harm to Secured Party would not be adequately compensable in damages. Pledgor agrees that this provision may be specifically enforced.

       6. Default. The term "Default," as used herein, means the occurrence of any one or more of the events described in Section 8 of the Revolving Credit Agreement and the Term Loan Agreement.

       7. Remedies. Upon the occurrence and continuance of a Default, Secured Parties may exercise any and all rights and remedies available to a secured party under the UCC, in addition to any and all other rights and remedies afforded by the Related Papers, at law, in equity, or otherwise, including, without limitation, the rights and remedies described in Section 9 of the Revolving Credit Agreement and the Term Loan Agreement.

              (a) Partnership Interest. Pledgor acknowledges that Secured Party must, in exercising its Rights to foreclose upon and sell the Collateral, conduct itself in accordance with the applicable requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and state securities laws (collectively, and together with any rules and regulations promulgated pursuant thereto, the "SECURITIES LAWS"). Accordingly, Secured Party may have difficulty, by reason of legal restrictions and limitations imposed by the Securities Laws, in selling the Collateral at a price which approximates its fair market value, were it not for such restrictions. Pledgor acknowledges and agrees that (i) Secured Party may seek to dispose of the Collateral without registration or qualification under the Securities Laws, and in any such transaction may require the purchaser or purchasers thereof to represent and warrant their intent not to distribute the Collateral in violation of the Securities Laws, and any disposition so effected shall not thereby be deemed "commercially unreasonable," and (ii) Secured Party may disclose any information it has obtained concerning any issuer of Collateral, even if obtained in confidence, if Secured Party considers such disclosure to potential purchasers of the Collateral at a foreclosure sale to be useful or necessary to comply with the Securities Laws.

              (b) Pledgor's Agent. Secured Party shall be deemed to be irrevocably appointed as Pledgor's agent and attorney-in-fact with all right and power to enforce all of Pledgor's rights and remedies under or in connection with the Collateral. All reasonable costs, expenses and liabilities incurred and all payments made by Secured Party as Pledgor's agent and attorney-in-fact, including, without limitation, reasonable attorney's fees and expenses, shall be considered a loan by Secured Party to Pledgor which shall be repayable on demand and shall accrue interest at the Default Rate. This power of attorney is a power coupled with an interest and shall be irrevocable until the Obligation is paid in full. The Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to it in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. This power of attorney is conferred on Secured Party solely to protect, preserve, maintain, and realize upon its Security Interest in the Collateral. Neither Secured Party nor any of the Lenders shall be responsible for any decline or diminution in the value of any of the Collateral, and neither Secured Party nor any of the Lenders shall be required to take any steps to protect or preserve any of the Collateral or any rights against prior parties or to protect, preserve, or maintain any security interest or Lien given to secure the Collateral.

              (c) Notice. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to the Pledgor and to any other Person entitled to notice under the UCC; provided that if any of the Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Parties may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. It is agreed that
(i) notice sent or given not less than five Business Days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this subparagraph, and (ii) any sale of the Collateral may be conducted with reserve.

              (d) Sales of Securities. In connection with the sale of any Collateral that is securities, Secured Parties are authorized, but not obligated, to limit prospective purchasers to the extent deemed necessary or desirable by Secured Parties to render such sale exempt from the registration requirements of the Securities Exchange Act of 1934 (as amended, the EXCHANGE
ACT) and any applicable state securities Laws, and no sale so made in good faith by Secured Parties shall be deemed not to be "commercially reasonable" because so made.

              (e) Application of Proceeds. Secured Parties shall apply the proceeds or any sale or other disposition of the Collateral under this Paragraph 7 in the following order: First, to the payment of all its expenses incurred in retaking, holding, and preparing any of the Collateral for sale(s) or other disposition, in arranging for such sale(s) or other disposition, and in actually selling or disposing of the same (all of which are part of the Obligation); second, toward repayment of amounts expended by Secured Parties under Paragraph 8; third, subject to Section 9.1 of the Revolving Credit Agreement and the Term Loan Agreement, toward payment of the balance of the Obligation and NationsBank's net exposure then existing under all foreign exchange contracts between any Company and NationsBank in such order and manner as Secured Parties, in their discretion, may deem advisable. Any surplus remaining shall be delivered to the Pledgor or Pledgor or as a court of competent jurisdiction may direct. If the proceeds are insufficient to pay the Obligation in full, Pledgor shall remain liable for any deficiency.

       8.     Other Rights of Secured Parties.

              (a) Performance. If any covenant, duty, or agreement of Pledgor is not performed in accordance with its material terms, Secured Parties may, at their option, perform, or attempt to perform, such covenant, duty, or agreement on behalf of Pledgor. Any amount reasonably expended by Secured Parties in such performance or attempted performance shall be payable by Pledgor to Secured Parties on demand, shall become part of the Obligation, and shall bear interest at the Default Rate from the date of such expenditure by Secured Parties until paid. Notwithstanding the foregoing, it is expressly understood that no Secured Party shall assume or have, except by express written consent of such Secured Party, any liability or responsibility for the performance of any covenant, duty, or agreement of Pledgor.

              (b) Record Ownership of Partnership Interest. If a Default exists, Secured Party may have the Collateral registered in its name, or in the name of its nominee or nominees, as pledgee, and, as to any Collateral so registered, Pledgor shall execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies, powers of attorney, dividend coupons or orders, and other documents as Secured Party may reasonably request to exercise the voting rights and powers to which it is entitled under this Agreement or to receive any distributions and other payments with respect to such Collateral which it is authorized to receive and retain under this Agreement.

              (c) Voting. If no Default exists and Pledgor has not received the notice referred to in the following sentence, Pledgor may exercise all voting rights pertaining to the Collateral. If a Default exists, the right to vote the Collateral may, in Secured Party's sole discretion, be vested exclusively in Secured Party by Secured Party giving notice of such election to Pledgor. Pledgor hereby irrevocably constitutes and appoints Secured Party the proxy and attorney-in-fact of Pledgor, with full power of substitution, to vote and to act with respect to any and all Collateral standing in the name of Pledgor or with respect to which Pledgor is entitled to vote and act, but such proxy may not be exercised unless a Default exists. The proxy herein granted is coupled with an interest, is irrevocable, and shall continue until the Obligation has been paid and performed in full.

              (d) Certain Proceeds. All non-cash distributions made on or with respect to the Collateral and any proceeds of any Collateral (whether such distributions or proceeds result from a subdivision, combination or reclassification of the outstanding partnership interests of Pool Houston Ltd. or Pool Texas Ltd., or as a result of any merger, consolidation, acquisition or other exchange of assets or otherwise) shall be part of the Collateral hereunder, shall be held in trust for the benefit of Secured Party and shall be delivered promptly to Secured Party (accompanied by proper instruments of assignment and transfer powers executed by Pledgor in accordance with Secured Party's instructions) to be held subject to the terms of this Agreement.

              (e) INDEMNIFICATION. PLEDGOR HEREBY ASSUMES ALL LIABILITY FOR THE COLLATERAL, FOR THE SECURITY INTEREST, AND FOR ANY USE, POSSESSION, MAINTENANCE, AND MANAGEMENT OF, ALL OR ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY TAXES ARISING AS A RESULT OF, OR IN CONNECTION WITH, THE TRANSACTIONS CONTEMPLATED HEREIN, AND AGREES TO ASSUME LIABILITY FOR, AND TO INDEMNIFY AND HOLD SECURED PARTIES HARMLESS FROM AND AGAINST, ANY AND ALL CLAIMS, CAUSES OF ACTION, OR LIABILITY, HOWSOEVER ARISING FROM OR INCIDENT TO SUCH USE, POSSESSION, MAINTENANCE, AND MANAGEMENT, WHETHER SUCH PERSONS BE AGENTS OR EMPLOYEES OF PLEDGOR OR OF THIRD PARTIES, OR SUCH DAMAGE TO PROPERTY OF PLEDGOR OR OF OTHERS. UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, PLEDGOR AGREES TO INDEMNIFY, SAVE, AND HOLD SECURED PARTIES HARMLESS FROM AND AGAINST, AND COVENANTS TO DEFEND SECURED PARTIES AGAINST, ANY AND ALL LOSSES, DAMAGES, CLAIMS, COSTS, PENALTIES, LIABILITIES, AND EXPENSES, INCLUDING, WITHOUT LIMITATION, COURT COSTS AND ATTORNEYS' FEES, HOWSOEVER ARISING OR INCURRED BECAUSE OF, INCIDENT TO, OR WITH RESPECT TO COLLATERAL OR ANY USE, POSSESSION, MAINTENANCE, OR MANAGEMENT THEREOF, PROVIDED THAT PLEDGOR SHALL NOT BE LIABLE FOR LOSSES, DAMAGES, CLAIMS, COSTS, PENALTIES, LIABILITIES, AND EXPENSES RESULTING FROM ANY SECURED PARTY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

       9.     Miscellaneous.

              (a) Reference to Miscellaneous Provisions. This agreement is a Loan Paper, and, therefore, this agreement is subject to the applicable provisions of Section 12 of the Revolving Credit Agreement, all of which applicable provisions are incorporated herein by reference the same as if set forth herein verbatim. Until changed by notice, the address





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
and facsimile number for each party hereto for purposes of communications are as appear on the signature page(s) of this agreement.

              (b) Term. This agreement shall terminate upon full and final payment and performance of (a) the Obligation, and (b) all foreign exchange contracts between each Company and NationsBank.

              (c) Actions Not Releases. The Security Interest and Pledgor's obligations and Secured Parties' rights hereunder shall not be released, diminished, impaired, or adversely affected by the occurrence of any one or more of the following events: (i) The taking or accepting of any other security or assurance for any or all of the Obligation; (ii) any release, surrender, exchange, subordination, or loss of any security or assurance at any time existing in connection with any or all of the Obligation; (iii) the modification of, amendment to, or waiver of compliance with any terms of any of its or any other Related Paper without the notification or consent of Pledgor, except as required therein (the right to such notification and consent being specifically waived by Pledgor); (iv) the insolvency, bankruptcy, or lack of corporate, partnership or trust power of any party at any time liable for the payment of any or all of the Obligation, whether now existing or hereafter occurring; (v) any renewal, extension, or rearrangement of the payment of any or all of the Obligation, either with or without notice to or consent of Pledgor, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Secured Parties to Pledgor; (vi) any neglect, delay, omission, failure, or refusal of any Secured Party to take or prosecute any action in connection with any other agreement, document, guaranty, or instrument evidencing, securing, or assuring the payment of all or any of the Obligation; (vii) any failure of any Secured Party to notify Pledgor of any renewal, extension, or assignment of the Obligation or any part thereof, or the release of any security, or of any other action taken or refrained from being taken by any Secured Party against Pledgor or any new agreement between any Secured Party and Pledgor, it being understood that no Secured Party shall be required to give Pledgor (other than Pledgor) any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligation, including, without limitation, notice of acceptance of this security agreement or any Collateral ever delivered to or for the account of such Secured Party hereunder; (viii) the illegality, invalidity, or unenforceability of all or any part of the Obligation against any party obligated with respect thereto by reason of the fact that the Obligation, or the interest paid or payable with respect thereto, exceeds the amount permitted by Law, the act of creating the Obligation, or any part thereof, is ultra vires, or the officers, partners, or trustees creating same acted in excess of their authority, or for any other reason; or (ix) if any payment by any party obligated with respect thereto is held to constitute a preference under applicable Laws or for any other reason any Secured Party is required to refund such payment or pay the amount thereof to someone else.

              (d) Waivers. Unless otherwise expressly provided herein or in any other Related Paper, Pledgor waives (i) any right to require Secured Parties to proceed against any other Person, to exhaust its rights in Collateral, or to pursue any other right which Secured Parties may have; (ii) with respect to the Obligation, presentment and demand for payment, protest, notice of protest and nonpayment, and notice of the intention to accelerate; and (iii) all rights of marshaling in respect of any and all of the Collateral.

              (e) Financing Statement. Secured Parties may file this agreement or a carbon, photographic, or other reproduction of this agreement, as a financing statement, but the failure of Secured Parties to do so shall not impair the validity or enforceability of this agreement.

              (f) Information. Except as otherwise provided by Law, the charge of Secured Parties for furnishing each statement of account or each list of Collateral shall be $10.00.

              (g) Multiple Counterparts. This agreement has been executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this agreement, it shall not be necessary to produce or account for more than one such counterpart.

              (h) Parties Bound; Assignment. This agreement shall be binding on and inure to the benefit of Pledgor, Secured Parties, and their respective successors and assigns. Pledgor's obligations and agreements hereunder are joint and several and shall be binding upon their respective successors and assigns, and delivery or other accounting of Collateral to any one or more of them shall discharge Secured Parties of all liability therefor. Pledgor may not, without the prior written consent of Secured Parties, assign any rights, duties, or obligations hereunder. In the event of an assignment of all or part of the Obligation, the Security Interest and other rights and benefits hereunder, to the extent applicable to the part of the Obligation so assigned, may be transferred therewith.

            EXECUTED as of the day and year first herein set forth.


NATIONSBANK OF TEXAS, N.A.         NATIONSBANK OF TEXAS, N.A., individually and
700 Louisiana Street, 8th Floor    as Agent
Houston, Texas 77002
Attn:  James R. Allred,
       Senior Vice President       By: /s/ JAMES R. ALLRED
FAX No.:  (713) 247-6568               ---------------------------------
                                           James R. Allred
                                           Senior Vice President


PCNV, INC.                         PCNV, INC.
10375 Richmond Avenue
Houston, Texas  77042
Attn:    R. A. Johannsen,
         Treasurer                 By: /s/ J. T. JONGEBLOED
FAX No.:  (713) 954-3037               ---------------------------------
                                           J. T. Jongebloed, President



                                   By: /s/ R. A. JOHANNSEN
                                       ---------------------------------
                                           R. A. Johannsen, Treasurer





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